UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☒	Definitive Proxy Statement
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AMAG PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMAG PHARMACEUTICALS, INC.
125 CambridgePark Drive
Cambridge, Massachusetts 02140

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On November 27, 2007

A Special Meeting of Stockholders of AMAG Pharmaceuticals, Inc. will be held at our principal executive offices at 125 CambridgePark Drive, 6th Floor, Cambridge, Massachusetts 02140 on Tuesday, November 27, 2007 at 10:00 a.m., local time, to consider and act upon the following matters:

1.                 To approve our 2007 Equity Incentive Plan; and

2.                 To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Only stockholders of record at the close of business on October 1, 2007 are entitled to notice of, and will be entitled to vote at, the Special Meeting or any adjournment thereof. A list of the stockholders of record entitled to vote will be available for inspection at our principal executive offices for ten days prior to the Special Meeting. Our stock transfer books will remain open between the record date and the date of the Special Meeting.

By Order of the Board of Directors

Joseph L. Farmer
Secretary
Cambridge, Massachusetts
October 18, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. DO NOT SEND ANY CERTIFICATES WITH YOUR PROXY CARD. IF YOUR SHARES ARE HELD IN A BANK OR BROKERAGE ACCOUNT, YOU MAY BE ELIGIBLE TO VOTE ELECTRONICALLY OR BY TELEPHONE. PLEASE REFER TO THE ENCLOSED FORM FOR INSTRUCTIONS.

AMAG PHARMACEUTICALS, INC.
125 CambridgePark Drive
Cambridge, Massachusetts 02140

PROXY STATEMENT

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

To Be Held On November 27, 2007

THE SPECIAL MEETING

Our Board of Directors, or Board, is soliciting proxies for use at a Special Meeting to be held at our principal executive offices at 125 CambridgePark Drive, 6th Floor, Cambridge, Massachusetts 02140 on Tuesday, November 27, 2007 at 10:00 a.m., local time, and at any adjournment of the Special Meeting. This proxy statement explains the agenda, voting information and procedures. Please read it carefully. This proxy statement and accompanying form of proxy was first mailed to stockholders on or about October 18, 2007.

At the Special Meeting, a proposal to approve our 2007 Equity Incentive Plan will be subject to a vote of stockholders.

In this proxy statement, references to “the Company,” “AMAG,” “we,” “us,” or “our” mean AMAG Pharmaceuticals, Inc.

WHO IS ENTITLED TO ATTEND AND VOTE AT THE SPECIAL MEETING?

Stockholders of record as of October 1, 2007, or the Record Date, are entitled to attend and vote at the Special Meeting.

HOW MANY VOTES DO I HAVE?

Each stockholder is entitled to one vote for each share of common stock held by such stockholder on the Record Date.

WHAT MATERIALS SHOULD I BE RECEIVING IN CONNECTION WITH THE MEETING?

You will receive this proxy statement and the accompanying form of proxy. The proposed 2007 Equity Incentive Plan is attached as Appendix A to this proxy statement.

In order to reduce printing and postage costs, ADP Investor Communication Services, or ADP, which handles the mailing of our proxy materials to those who hold our shares through a broker or bank or in “street name,” has undertaken an effort to deliver only one proxy statement to multiple stockholders who hold their shares in street name and who share the same address. This delivery method, called “householding,” is not being used, however, if ADP has received contrary instructions from one or more of our stockholders who share an address. We do not provide for householding directly for stockholders of record.

If your household has received only one proxy statement, we will promptly deliver a separate copy of the proxy statement at no charge to any stockholder who sends a written request to our Investor Relations Department, c/o AMAG Pharmaceuticals, Inc., 125 CambridgePark Drive, Cambridge, Massachusetts, 02140 or calls our Investor Relations Department at (617) 498-3300 and requests a separate copy. You may also notify ADP that you would like to receive separate copies of our proxy statements in the future by writing or calling your bank or broker. Even if your household has received only one proxy statement, a separate proxy card should have been provided for each stockholder account. Each proxy card should be signed, dated, and returned in the enclosed self-addressed envelope. If your household has received multiple copies of our proxy statement, you may request the delivery of a single copy in the future by completing the enclosed consent, if applicable, or writing or calling ADP directly.

WHAT CONSTITUTES A QUORUM AT THE MEETING?

The representation in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business. As of the Record Date, there were 16,884,940 shares of our common stock outstanding. For purposes of determining whether a quorum exists, abstentions and broker “non-votes” are counted as present or represented.

HOW DO I VOTE BY PROXY?

Your vote is very important to us. Whether or not you plan to attend the Special Meeting, we urge you to complete, sign and date the enclosed proxy card and return it in the envelope provided. No postage is required if your proxy card is mailed in the United States.

Where you have specified a choice on the accompanying proxy card with respect to the proposal, your shares will be voted in accordance with your specifications. If you sign the proxy card but do not make a specific choice, your shares will be voted in favor of the proposal.

If any other matter should be presented at the Special Meeting upon which a vote properly may be taken, your shares will be voted in accordance with the judgment of the persons named in your proxy. At present, the Board knows of no other matters to be presented at the Special Meeting.

WHAT IF I GET MORE THAN ONE PROXY CARD?

This means that you have more than one account at the transfer agent and/or with a broker. Please sign and return all proxy cards to be sure that all of your shares are voted.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

A large number of banks and brokerage firms are participating in ADP’s online program. This program provides eligible stockholders the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP’s program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed, postage-paid envelope provided.

HOW DO I VOTE IF MY SHARES ARE HELD BY MY BROKER?

If your shares are held by your broker in “street name,” you will need to instruct your broker how to vote your shares in the manner provided by your broker. Your broker may also offer electronic or telephonic voting, as described above.

WHAT DISCRETION DOES MY BROKER HAVE TO VOTE MY SHARES HELD IN “STREET NAME”?

Brokers who hold your shares in “street name” do not have authority, discretionary or otherwise, to vote your shares with respect to approval of our 2007 Equity Incentive Plan unless they receive proper instructions to do so from you in a timely manner. If a broker does not receive such instructions, the broker’s failure to vote is considered a broker “non-vote”. Such “non-votes” will be counted in determining whether there is a quorum.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. You may change your vote at any time before the proxy is exercised by delivering written notice to the Secretary of the Company “revoking” your earlier vote, submitting to our transfer agent a properly completed and signed proxy card with a later date, or voting in person at the Special Meeting.

HOW DO I VOTE IN PERSON?

If you plan to attend the Special Meeting and vote in person, we will give you a ballot or a new proxy card when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on October 1, 2007, the Record Date, for voting at the Special Meeting. Positive identification will be required to vote your shares in person.

WHAT VOTE IS REQUIRED TO APPROVE OUR 2007 EQUITY INCENTIVE PLAN AND OTHER MATTERS, IF ANY?

For the approval of our 2007 Equity Incentive Plan.   The affirmative vote of the holders of a majority of the shares of common stock present or represented, and voting, at the Special Meeting is required for approval of our 2007 Equity Incentive Plan. Broker non-votes are not considered to have been voted “for” or “against” the proposal and have the practical effect of reducing the number of affirmative votes required to approve the plan. Abstentions, however, are included in the number of shares present or represented and voting on each matter. Therefore, abstentions will have the effect of a vote “against” approval of the 2007 Equity Incentive Plan.

For other matters.   The affirmative vote of the holders of a majority of the shares of common stock present or represented, and voting, at the Special Meeting is required for approval of all other matters, if any, to be submitted to stockholders at the Special Meeting. Broker “non-votes” are not considered to have been voted on any matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter. Abstentions, however, are included in the number of shares present or represented and voting on each matter. Therefore, abstentions will have the effect of a vote “against” any such matter. At present, the Board knows of no other matters to be presented for stockholder action at the Special Meeting.

HOW ARE WE SOLICITING PROXIES AND TABULATING VOTES?

We will bear all costs of solicitation of proxies. In addition, we have retained Georgeson Inc. to assist us in the mailing and distribution of our proxy materials and to solicit proxies on our behalf in favor of approval of the 2007 Equity Incentive Plan at the Special Meeting. We have agreed to pay approximately $12,500, plus out-of-pocket expenses, to Georgeson Inc. for such proxy solicitation services. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies through telephone and in-person conversations. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names.

Votes will be tabulated by American Stock Transfer and Trust Company as our Transfer Agent/Registrar.

WHAT IS THE DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS?

If you wish to submit proposals to be included in our proxy statement with respect to the fiscal year ending December 31, 2007, we must receive such proposals at our principal executive offices no later than December 3, 2007. Proposals must satisfy the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, or the Exchange Act. In order to curtail controversy as to the date on which a proposal was received by us, we suggest that you submit your proposals by registered mail, return receipt requested, attention: General Counsel and Vice President of Legal Affairs.

The deadline for providing us with timely notice of matters that you otherwise desire to introduce at our next annual meeting of stockholders, other than those that will be included in our proxy materials, is February 16, 2008. If you wish to present a proposal, but you fail to notify us by the close of business on February 16, 2008, you will not be entitled to present the proposal at the meeting. Under the rules of the Securities and Exchange Commission, or SEC, the persons chosen by us to serve as proxies will be permitted to exercise their discretionary voting authority to direct the voting of proxies on any matter submitted for a vote at the next annual meeting of stockholders if notice concerning such matter is not received on or prior to February 16, 2008. In order to curtail any controversy as to the date on which a proposal was received by us, we suggest that you submit your proposals by registered mail, return receipt requested, attention: General Counsel and Vice President of Legal Affairs.

PROPOSAL 1: APPROVAL OF THE 2007 EQUITY INCENTIVE PLAN

Introduction

Our Board recommends that our stockholders approve the AMAG Pharmaceuticals, Inc. 2007 Equity Incentive Plan, or the 2007 Plan, to replace and supplement our existing Amended and Restated 2000 Stock Plan, or the 2000 Plan. If the proposed 2007 Plan is not approved by our stockholders, we currently anticipate that we will exhaust all the shares available for issuance under the 2000 Plan prior to December 31, 2007. If approved by our stockholders, the 2007 Plan will expire on October 2, 2017.

We use equity incentive plans to grant stock-based awards broadly to our employees, a practice that reflects our belief that all of our employees should have a stake in increasing stockholder value. We believe that stock-based awards help us recruit, retain, and drive superior performance by our directors, officers, employees and consultants. Accordingly, we also believe that stock-based awards contribute significantly to our success and align the interests of our employees and stockholders.

The 2007 Plan is intended as the successor to the 2000 Plan. As of the date the 2007 Plan is adopted by our stockholders, or the Effective Date, no additional awards will be granted under the 2000 Plan. Any shares remaining available for issuance under the 2000 Plan as of the Effective Date will be included in the number of shares of Common Stock that may be issued under the 2007 Plan. All outstanding awards granted under the 2000 Plan will remain subject to the terms of the 2000 Plan, except that the Board may elect to extend one or more of the features of the 2007 Plan to options granted under the 2000 Plan. Any shares subject to outstanding awards granted under the 2000 Plan that expire or terminate for any reason prior to exercise will be added to the total number of shares available for issuance under the 2007 Plan. All awards granted after the Effective Date will be subject to the terms of the 2007 Plan.

As of September 30, 2007, an aggregate of 1,323,119 shares were subject to outstanding stock awards granted under our equity incentive plans, of which 1,286,619 were subject to outstanding, unexercised stock options, and 36,500 of which were subject to unvested restricted stock awards and restricted stock unit awards. As of September 30, 2007, 88,300 shares of common stock (plus any shares that might in the future be returned to the 2000 Plan as a result of the repurchase of shares or the cancellation or expiration of options) remained available for future grant under our 2000 Plan. Upon approval of the 2007 Plan, no additional awards will be granted under the 2000 Plan, and the number of shares available for future grants under the 2007 Plan will consist of the sum of (i) the number of shares remaining available for issuance under the 2000 Plan as of the Effective Date, (ii) the number of shares that are issuable pursuant to awards outstanding under the 2000 Plan as of the Effective Date and which would have otherwise reverted to the share reserve of the 2000 Plan, and (iii) an additional 2,000,000 shares (subject to the 600,000 share sub-limit for non-option awards described below). The weighted average exercise price of options outstanding under our equity incentive plans as of September 30, 2007 was approximately $35.92 per share, and the weighted average remaining term of such options was approximately 8.7 years. As of September 30, 2007, no shares of common stock were subject to issuance upon the conversion of any convertible securities or upon the exercise of outstanding warrants or other purchase rights, other than the 100,000 shares available for issuance under our 2006 Employee Stock Purchase Plan. A total of 16,874,940 shares of our common stock were outstanding as of September 30, 2007.

We summarize the 2007 Plan in this section, but our summary should be read in conjunction with the full 2007 Plan, which we include in Appendix A. If we use capitalized terms in this section and do not define them, the terms are as defined in the 2007 Plan.

Description of the Plan

Overall

The 2007 Plan allows us to grant stock options, restricted stock units, restricted stock, stock, and other equity interests in our company, which we refer to in this Proxy Statement individually as an Award, to employees, officers, directors, consultants, and advisors of our company and our subsidiaries.

Shares Subject to the Plan

The maximum number of shares that may be issued pursuant to the 2007 Plan shall not exceed, in the aggregate, the sum of (i) the number of shares remaining available for issuance under the 2000 Plan as of the Effective Date, (ii) the number of shares that are issuable pursuant to Awards outstanding under the 2000 Plan as of the Effective Date and which would have otherwise reverted to the share reserve of the 2000 Plan, and (iii) an additional 2,000,000 shares (subject to certain adjustments under the 2007 Plan), of which no more than 300,000 shares may be granted to any one person during any one fiscal year. The sum of (i), (ii) and (iii) is referred to in this Proxy Statement as the Total Share Reserve.

Stockholder approval of this Proposal will also constitute approval of the 300,000 share limitation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. This limitation assures that any deductions to which we would otherwise be entitled upon either the exercise of stock options granted under the 2007 Plan or upon the subsequent sale of the shares acquired under those stock options, will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to certain executive officers imposed by Code Section 162(m) provided such grants are otherwise made in accordance with such section of the Code.

Non-Option Award Limit

No more than 600,000 shares in the aggregate (subject to adjustment in the case of Extraordinary Capitalization Events as described below) may be issued under the 2007 Plan with respect to restricted stock units, restricted stock, stock, and similar equity interests in our company, other than stock options that have an exercise price equal to at least the fair market value of a share of our Common Stock on the date of grant and a term of no longer than ten years. Other than the Total Share Reserve and the 300,000 share individual limitation described above, there is no limit on the number of shares that may be issued under the 2007 Plan with respect to such stock options.

Eligibility

Any employee, officer, director, consultant or advisor of AMAG or our subsidiaries, which we refer to in this Proxy Statement individually as a Participant, will be eligible to participate in the 2007 Plan.

Administration

Our Board is responsible for the administration of the 2007 Plan. The Board is also responsible for making stock-based Awards to executive officers.

To the extent permitted by applicable law, our Board may delegate any or all of its powers under the 2007 Plan to one or more committees or subcommittees of the Board. References to the Board in this description of the 2007 Plan are meant to include one or more of such committees or subcommittees as an alternative to the Board as well. To the extent permitted by applicable law, the Board may also delegate to one or more of our executive officers the power to grant stock-based awards under the 2007 Plan as the Board may determine, provided that the Board may fix the maximum number of stock-based awards to be granted in the aggregate and the maximum number of shares granted to any individual participant by such executive officers. The Board may also impose additional limitations on the authority of any such executive officers to grant Awards under the 2007 Plan as it deems appropriate.

Shares Available for Awards

Of the Total Share Reserve under the 2007 Plan, if any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award will again be available for the grant of Awards under the 2007 Plan. In addition, the number of shares remaining available for issuance under the 2000 Plan as of the Effective Date and the number of shares that are issuable pursuant to Awards outstanding under the 2000 Plan as of the Effective Date and which would have otherwise reverted to the share reserve of the 2000 Plan will be included in the number of shares available for the grant of Awards under the 2007 Plan. In any event, the cumulative number of such shares that may be reissued under the 2007 Plan will not exceed the Total Share Reserve. Shares issued under the 2007 Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

In the event of certain corporate transactions or events affecting the number or type of outstanding shares of our Common Stock, including, for example, a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, which we refer to in this Proxy Statement as Extraordinary Capitalization Events, described more fully below and in the attached 2007 Plan, our Board will adjust the Total Share Reserve and other terms of outstanding equity grants.

If shares of Common Stock issued pursuant to the 2007 Plan are repurchased by, or are surrendered or forfeited to, us at no more than cost, such shares of Common Stock will again be available for the grant of Awards under the 2007 Plan. However, if any shares of Common Stock are surrendered to us in payment of the exercise price of any Option granted under the 2007 Plan or in payment of any withholding taxes payable by a Participant in connection with any Award under the 2007 Plan, such shares will not be available for reissuance under the 2007 Plan.

Restricted Stock and Restricted Stock Units

Our Board may award restricted stock and restricted stock units and establish the applicable terms for such Awards.

Stock Options

Our Board may award stock options in the form of nonqualified stock options or incentive stock options, which we refer to in this Proxy Statement as ISOs. All stock options granted under the 2007 Plan will have a term of no longer than ten years. Our Board will establish the vesting schedule for stock options and the method of payment for the exercise price, which may include cash, shares, or other consideration. Without stockholder consent, stock options may not be amended, cancelled or repurchased for the purpose of repricing, replacing or regranting such options with an exercise price that is less than the original exercise price of such stock options, except in cases of Extraordinary Capitalization Events.

Other Stock-Based Awards

The Board may grant other stock-based Awards on such terms and conditions as it may establish, including grants of stock appreciation rights, phantom stock awards, and other stock units. Each share issued under the 2007 Plan in connection with any stock appreciation right, phantom stock award, or other stock unit will reduce the Total Share Reserve on a one-for-one basis.

Transferability and Restrictions

Awards are not transferable other than by will or the laws of descent and distribution unless our Board determines or provides otherwise. In no event may any Award be transferred in exchange for the receipt of any consideration. Only the Participant may exercise an Option, with limited exceptions.

Adjustments

In the event of Extraordinary Capitalization Events, our Board will make adjustments in a proportionate and equitable manner. These adjustments may include changing the number and type of shares to be issued under the 2007 Plan and per participant limits on awards, as well as vesting schedules and exercise price of stock options and other stock-based awards, repurchase prices per security subject to repurchase, and the terms of each outstanding stock-based Award.

United States Federal Income Tax Consequences

The following summarizes certain United States federal income tax considerations for persons receiving awards under the 2007 Plan and certain tax effects on our company based on provisions of the Code in effect on the date of this proxy statement, current regulations, and administrative rulings of the Internal Revenue Service. This summary is not intended to be a complete discussion of all the United States federal income tax consequences of the 2007 Plan.

Incentive Stock Options

In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and we are not entitled to a federal income tax deduction upon either grant or exercise of an ISO.

If shares acquired upon exercise of an ISO are disposed of (i) more than two years from the date the ISO was granted and (ii) more than one year from the date the shares are issued to the optionee pursuant to the ISO exercise, referred to herein as the Holding Periods, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as long-term capital gain or loss to the optionee. Upon such a qualifying disposition, we will not be entitled to a corresponding federal income tax deduction.

If shares acquired upon exercise of an ISO are disposed of and the optionee does not satisfy the Holding Periods, which is known as a Disqualifying Disposition, then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

In any year that an optionee recognizes ordinary income as the result of a Disqualifying Disposition of shares acquired by exercising an ISO, we generally should be entitled to a corresponding federal income tax deduction.

The difference between the amount realized by the optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules generally will be treated as capital gain or loss, which will be long-term or short-term depending on whether the shares are held for more than one year.

An optionee may be entitled to exercise an ISO by delivering shares of our Common Stock to us in payment of the exercise price if the optionee’s ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

In addition to the tax consequences described above, the exercise of ISOs may result in the optionee recognizing “alternative minimum tax” under the Code. The Code provides that an alternative minimum tax will be applied against a taxable base which is equal to “alternative minimum taxable income,” generally reduced by a statutory exemption. In general, the amount by which the value of the shares received upon exercise of the ISO exceeds the exercise price is included in the optionee’s alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

Special rules apply if the shares acquired upon the exercise of an ISO are subject to vesting or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers, and 10% stockholders.

Nonqualified Stock Options

The optionee generally does not recognize any taxable income upon the grant of a nonqualified stock option, and we are not entitled to a federal income tax deduction by reason of such grant.

The optionee generally will recognize ordinary income at the time of exercise of a nonqualified stock option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. We may be required to withhold income tax on this amount. We generally should be entitled to a federal income tax deduction when ordinary income is recognized by the optionee.

When the optionee sells the shares acquired upon exercise of a nonqualified stock option, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee’s holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

An optionee may be entitled to exercise a nonqualified stock option by delivering shares of our Common Stock to us in payment of the exercise price. If an optionee exercises a nonqualified stock option in such fashion, special rules will apply.

Special rules apply if the shares acquired upon the exercise of a nonqualified stock option are subject to vesting or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers, and 10% stockholders.

Restricted Stock and Restricted Stock Units

Under current federal income tax law, persons receiving Common Stock pursuant to a grant of restricted stock or a restricted stock unit generally will recognize ordinary income equal to the excess of the fair market value of the shares received over the purchase price, if any. We generally will be entitled to a corresponding federal income tax deduction. When such stock is sold, the seller generally will recognize capital gain or loss based on the excess of the fair market value of the shares received over the seller’s tax basis in the stock.

Special rules apply if the stock acquired is subject to vesting or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers, and 10% stockholders.

If required by law, participants must pay withholding taxes or agree to have such taxes withheld by transferring shares or allowing shares to be withheld, if allowed by law. Restricted stock units will be structured to avoid potential adverse tax consequences to Participants imposed by Code Section 409A.

Potential Limitation on Deductions

Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain executive officers in a taxable year to the extent that compensation to such officers exceeds $1,000,000. It is possible that compensation attributable to stock-based awards, when combined with all other types of compensation received by an executive officer from us, may cause this limitation to be exceeded in a particular year. However, certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.

Accordingly, compensation attributable to stock options will qualify as performance-based compensation if (i) such options are granted by a compensation committee or committee of the Board comprised solely of “outside directors,” (ii) the plan contains a per-employee limitation on the number of shares for which such options may be granted during a specified period, (iii) the per-employee limitation is approved by the stockholders, and (iv) the exercise price of the option is no less than the fair market value of the stock on the date of grant. It is intended that all options granted by our Compensation Committee under the 2007 Plan qualify as performance-based compensation that is exempt from the $1,000,000 deduction limitation. However, compensation attributable to restricted stock, restricted stock units, and other stock-based awards under the 2007 Plan will not qualify as performance-based compensation, and therefore remain subject to the $1,000,000 deduction limitation.

Amendments

Other than in connection with the repricing of an option, our Board may amend, modify, or terminate Awards; provided that a Participant’s consent to such action shall be required unless our Board determines that the action would not materially and adversely affect the Participant. Our Board may also amend, suspend, or terminate the 2007 Plan, without stockholder approval, provided that there is no increase in the number of authorized shares (except in connection with the occurrence of certain events) or the per Participant limit, no change in eligible classes, and no change that requires stockholder approval by law or stock exchange rules. In addition, other than in connection with an Extraordinary Capitalization Event, the Board may not reduce the exercise price of an option or amend or cancel an option for the purpose of repricing, replacing or regranting such option with an exercise price that is less than the original exercise price of the option, without approval of our stockholders.

Future Plan Benefits

Under our current Board compensation policy, it is anticipated that on an annual basis, each of our non-employee directors, other than the Chairman of our Board, will be granted an option to purchase $100,000 in value of shares of our common stock. In addition, our Chairman (provided that the Chairman is a non-employee director) will be granted an option to purchase $200,000 in value of shares of our common stock. These options will vest in four equal annual installments beginning on the first anniversary of the date of grant, have an exercise price equal to the fair market value of a share of our common stock as of the date of grant, and have a ten-year term. The actual number of shares granted will be determined using a Black-Scholes option pricing model identical to that used by us in preparing our financial statements. In lieu of the annual grant for the first year of service on our Board, each newly-elected non-employee director will be granted an option to purchase $250,000 in value of shares of our common stock on the date such director is elected to the Board. These options will vest in four equal annual installments beginning on the first anniversary of the date of grant, have an exercise price equal to the fair market value of a share of our common stock as of the date of grant, and have a ten-year term. The actual number of shares granted will be determined using a Black-Scholes option pricing model identical to that used by us in preparing our financial statements. It is anticipated that options with the following dollar value will be issued under the 2007 Plan, if approved by our stockholders:

NEW PLAN BENEFITS 2007 Equity Incentive Plan
Name	Dollar Value ($)(1)(2)
All Non-Employee Directors, including our Chairman, as a group (5 persons)	600,000

(1)          The exercise price of all options granted to our non-employee directors is the fair market value of our common stock on the close of business on the date the option is granted.

(2)          It is currently contemplated that stock options with this value will be granted on an annual basis to our non-employee Directors under the 2007 Plan.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE “FOR” THE APPROVAL OF THE 2007 EQUITY INCENTIVE PLAN.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Set forth below is a description of compensation received by certain of our executive officers and directors for the fiscal year ended September 30, 2006 and for the three-month period ended December 31, 2006. On May 14, 2007, our Board approved a change in our fiscal year end from September 30 to December 31. In connection with our changed fiscal year, we are required to include in this proxy statement both compensation information for the fiscal year ended September 30, 2006 and compensation information for the three-month period ended December 31, 2006. The information regarding our fiscal year ended September 30, 2006 is provided pursuant to the applicable SEC rules then in effect. The information regarding the three-month period ended December 31, 2006 is provided pursuant to the applicable SEC rules effective subsequent to the end of our last fiscal year and can be found on page 18 below.

FISCAL YEAR 2006 EXECUTIVE OFFICER COMPENSATION

Summary of Executive Compensation

The following table sets forth the annual and long-term compensation of certain of our executive officers for each of the fiscal years ended September 30, 2006, 2005 and 2004, which are referred to in this Proxy Statement as our named executive officers:

SUMMARY COMPENSATION TABLE(1)

	Annual Compensation(1)				Long-Term Compensation Awards(2)
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)(3)	Other Annual Compensation($)(4)	Securities Underlying Options/SARs(#)		Restricted Stock Unit Awards($)		All Other Compensation($)(5)
Jerome Goldstein(6)	2006	347,932	100,000	—	—		—		2,000
Former Chief Executive Officer	2005	334,339	—	—	—		—		2,000
	2004	326,621	—	—	—		—		2,000
Brian J.G. Pereira, MD(7)	2006	343,877	100,000	12,350	358,000	(8)	399,600	(9)	2,000
Chief Executive Officer	2005	N/A	N/A	N/A	N/A		N/A		N/A
and President	2004	N/A	N/A	N/A	N/A		N/A		N/A
Michael N. Avallone(10)	2006	132,464	15,362	—	9,000		—		2,000
Former Chief Financial Officer	2005	126,743	—	—	4,000		—		2,000
and Vice President of Finance	2004	21,034	—	—	10,000		—		—
Joseph L. Farmer(11)	2006	177,117	20,559	—	6,250		150,000	(12)	2,000
General Counsel and Vice	2005	98,654	—	—	38,000		—		2,000
President of Legal Affairs	2004	N/A	N/A	N/A	N/A		N/A		N/A

           (1) Excludes perquisites and other personal benefits, the aggregate annual amount of which for each officer was less than the lesser of $50,000 or 10% of the total salary and bonus reported.

           (2) We did not grant any stock appreciation rights or make any long-term incentive plan payouts during the fiscal years ended September 30, 2006, 2005 and 2004.

           (3) Represents the dollar value of the bonus earned by each of the named executive officers during the fiscal year ended September 30, 2006. The amount of each such bonus, although earned with respect to the fiscal year ended September 30, 2006, was not determined, expensed or paid out as of September 30, 2006.

           (4) Comprised of a $1,200 monthly automobile allowance paid by us in cash per the terms of Dr. Pereira’s 2005 Employment Agreement.

           (5) Represents amount contributed by us for the benefit of such individual to our 401(k) plan.

           (6) Mr. Goldstein, the founder of our company, retired as Chief Executive Officer and became Executive Chairman of the Board on November 7, 2006. On May 1, 2007, Mr. Goldstein retired as an officer and director of our company.

           (7) Dr. Pereira joined us as President in November 2005. He was appointed Chief Executive Officer on November 7, 2006.

           (8) Includes 8,000 fully-vested options granted to Dr. Pereira on November 1, 2005 as compensation for his service as a non-employee director prior to his joining us as President on November 22, 2005.

           (9) Dr. Pereira was granted 20,000 restricted stock units on February 7, 2006. Such restricted stock units vest in four equal annual installments on each of the first four anniversaries of the date of grant. In the event we terminate Dr. Pereira’s employment without cause or he terminates his employment for good reason, such restricted stock units will automatically become exercisable in full. In addition, such restricted stock units will also become immediately exercisable in full upon the consummation of a change of control.

      (10) Mr. Avallone joined us in July 2004. He resigned as Chief Financial Officer and Vice President of Finance effective March 21, 2007.

      (11) Mr. Farmer joined us in February 2005.

      (12) Mr. Farmer was granted 6,000 restricted stock units on May 22, 2006. Such restricted stock units vest in four equal annual installments on each of the first four anniversaries of the date of grant. Upon the consummation of a change of control, 50% of such restricted stock units will automatically become exercisable. Further, if within one year from the date of such change of control, we or our successor terminates the employment of Mr. Farmer other than for death, disability or cause, or Mr. Farmer resigns for good reason, and he (i) has complied with all his obligations under all agreements with us, and (ii) signs a general release of claims in a form acceptable to us, any restricted stock units that were granted before such change of control shall immediately vest and become exercisable.

Option Grants in the Last Fiscal Year

The following table sets forth grants to the named executive officers of stock options during the fiscal year ended September 30, 2006:

OPTION/SAR GRANTS IN LAST FISCAL YEAR

					Potential
	Individual Grants				Realizable Value At Assumed
	Number Of Securities Underlying Option/ SARs	Percent Of Total Options/ SARs Granted To Employees in	Exercise Or Base Price	Expiration	Annual Rates of Stock Price Appreciation For Option Term(2)
Name	Granted (#)(1)	Fiscal Year	($/Sh)	Date	5%($)	10%($)
Jerome Goldstein	—	—	—	—	—	—
Brian J.G. Pereira, MD(3)	250,000	38.8%	9.10	11/16/15	1,430,000	3,625,000
	100,000	15.5%	19.98	2/7/16	1,257,000	3,184,000
Michael N. Avallone(4)	5,000	*	9.11	11/15/15	28,650	71,700
	4,000	*	33.19	7/26/16	83,480	211,600
Joseph L. Farmer(5)	6,250	*	33.19	7/26/16	130,438	330,625

*                    Less than 1%

(1)          No stock appreciation rights, referred to in the above table as SARs, were granted in the fiscal year ended September 30, 2006. All options were granted under our 2000 Stock Plan at an exercise price equal to the fair market value of our common stock on the date of grant and have a ten-year term from the date of grant.

(2)          Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on our common stock over the term of the options. These numbers are calculated based on rules promulgated by the SEC and do not reflect our estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercise and the future performance of our common stock. The rates of appreciation assumed in this table are illustrative only and may not be achieved. The amounts reflected may not be received by the individuals.

(3)          Does not include a fully-vested option to purchase 8,000 shares of common stock granted to Dr. Pereira during fiscal 2006 in connection with his service as a non-employee member of the Board. Does not include 20,000 restricted stock units with a fair market value of $399,600 on the date of grant which were awarded to Dr. Pereira during fiscal 2006. Such restricted stock units vest in four equal annual installments on each of the first four anniversaries of the date of grant. In the event we terminate Dr. Pereira’s employment without cause or he terminates his employment for good reason as defined in Dr. Pereira’s employment agreement, such restricted stock units will automatically become exercisable in full. In addition, such restricted stock units will also become immediately exercisable in full upon the consummation of a change of control. Includes a grant of options to purchase 250,000 shares of common stock, 100,000 of which vested immediately upon grant, and the balance of which vest in four equal annual installments on each of the first four anniversaries of the date of grant, and a grant of options to purchase 100,000 shares of common stock which vest in four equal annual installments on each of the first four anniversaries of the date of Dr. Pereira’s commencement of employment with us. In the event we terminate Dr. Pereira’s employment without cause or he terminates his employment for good reason, the options will automatically become exercisable in full. In addition, the options will also become immediately exercisable in full upon the consummation of a change of control.

(4)          All options granted to Mr. Avallone expired in accordance with their terms after his resignation from our company effective March 21, 2007.

(5)          All options granted to Mr. Farmer vest in four equal annual installments on each of the four anniversaries of the date of grant. Does not include 6,000 restricted stock units with a fair market value of $150,000 on the date of grant which were awarded to Mr. Farmer during fiscal 2006. Such restricted stock units vest in four equal annual installments on each of the first four anniversaries of the date of grant. Upon the consummation of a change of control, 50% of such restricted stock units and options will automatically become exercisable. Further, if within one year from the date of such change of control, we or our successor terminates the employment of Mr. Farmer other than for death, disability or cause, or Mr. Farmer resigns for good reason, and he (i) has complied with all his obligations under all agreements with us, and (ii) signs a general release of claims in a form acceptable to us, any unvested outstanding stock options and restricted stock units that were granted before such change of control shall immediately vest and become exercisable.

Option Exercises and Fiscal Year-End Values

The following table sets forth information with respect to options to purchase our common stock held by each named executive officer, including (i) the number of shares of common stock purchased upon exercise of options in fiscal 2006, (ii) the net value realized upon such exercise, (iii) the number of unexercised options outstanding at September 30, 2006 and (iv) the value of such unexercised options at September 30, 2006:

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
SEPTEMBER 30, 2006 OPTION/SAR VALUES

	Shares Acquired on	Value Realized	Number of Securities Underlying Unexercised Options/SARs at September 30, 2006(#)		Value of Unexercised In-The-Money Options/SARs at September 30, 2006($)(2)
Name	Exercise(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Jerome Goldstein	19,922	364,058	—	6,250	—	177,788
Brian J.G. Pereira	—	—	185,000	256,000	4,449,210	5,285,900
Michael N. Avallone(3)	5,000	77,850	2,000	16,000	38,800	258,090
Joseph L. Farmer	—	—	12,000	6,250	316,440	5,688

(1)          Amounts disclosed in this column do not reflect amounts actually received by the named executive officers but are calculated based on the difference between the fair market value of our common stock on the date of exercise and the exercise price of the options. The named executive officers will receive cash only if and when they sell the common stock issued upon exercise of the options, and the amount of cash received by such individuals is dependent on the price of our common stock at the time of such sale.

(2)          Value is based on the difference between the option exercise price and the fair market value at September 30, 2006 ($34.10 per share as quoted on the NASDAQ Global Market) multiplied by the number of shares underlying the option.

(3)          All options granted to Mr. Avallone expired in accordance with their terms after his resignation from our company effective March 21, 2007.

FISCAL YEAR 2006 DIRECTOR COMPENSATION

During the fiscal year ended September 30, 2006 prior to February 7, 2006, our director compensation policy was to pay cash compensation to the non-employee members of the Board as follows: (i) a retainer of $2,000 per quarter for service as a director; (ii) a fee of $1,000 for participation in certain committee meetings, including Audit Committee meetings; and (iii) an additional fee of $1,000 annually for service as the Chairman of the Audit Committee.

On February 7, 2006, our Board voted to increase the cash and equity compensation paid to non-employee directors. Effective February 7, 2006, each non-employee director received a quarterly retainer of $4,000. A non-employee director was required to attend at least three of four regularly scheduled meetings during the prior fiscal year to earn the full $4,000 quarterly fee. If a non-employee director attended less than three of the four regularly scheduled meetings in the prior fiscal year, the quarterly fee would be reduced for the current fiscal year by $1,000 for each missed meeting after the first missed meeting. In addition, members of our Compensation Committee and Audit Committee were paid an additional fee of $1,000 per meeting of such committees. The Chairperson of each of the Compensation Committee and the Audit Committee, who were then Mark Skaletsky and Sheldon Bloch, respectively, received an additional annual retainer fee of $2,000.

In addition to the foregoing cash compensation, pursuant to an automatic option grant plan adopted by our Board in 2003, in November 2005 each non-employee member of the Board was granted an immediately exercisable option to purchase 8,000 shares of our common stock under the terms of our 2000 Plan. On February 7, 2006, the Board also granted options to purchase 2,000 shares of common stock to each non-employee director under our 2000 Plan. These options were fully vested upon grant. In addition, in February 2006, the Board voted to increase the automatic option grant to be made to non-employee directors in November 2006 from an immediately exercisable option to purchase 8,000 shares to an immediately exercisable option to purchase 10,000 shares. This annual option grant was subsequently amended as described below in connection with the narrative discussion of compensation paid to our non-employee directors during the three-month period ended December 31, 2006.

Dr. Pereira served as a non-employee director of our company until November 2005. Dr. Pereira did not receive any cash payments in his capacity as a director during the 2006 fiscal year, but he was granted an immediately exercisable option to purchase 8,000 shares of common stock at an exercise price equal to $8.98 per share during the 2006 fiscal year as compensation for his service as a non-employee director.

Equity Compensation Plan Information

As of September 30, 2007, we maintained three equity compensation plans, all of which were approved by our stockholders, under which our equity securities are authorized for issuance to our employees and/or directors:  the 2006 Employee Stock Purchase Plan, the 2000 Plan, and the 1993 Stock Plan, as amended.  As of September 30, 2007, an aggregate of 1,323,119 shares were subject to outstanding stock awards granted under our equity incentive plans, of which 1,286,619 were subject to outstanding, unexercised stock options, and 36,500 of which were subject to unvested restricted stock awards and restricted stock unit awards.  As of September 30, 2007, 88,300 shares of common stock (plus any shares that might in the future be returned to the 2000 Plan as a result of the repurchase of shares or the cancellation or expiration of options) remained available for future grant under the Company's 2000 Plan.  Upon approval of the 2007 Plan, no additional awards will be granted under the 2000 Plan, and the number of shares available for future grants under the 2007 Plan will consist of the sum of (i) the number of shares remaining available for issuance under the 2000 Plan as of the Effective Date, (ii) the number of shares that are issuable pursuant to Awards outstanding under the 2000 Plan as of the Effective Date and which would have otherwise reverted to the share reserve of the 2000 Plan, and (iii) an additional 2,000,000 shares (subject to the 600,000 share sub-limit for non-option awards described elsewhere in this Proxy Statement).  The weighted average exercise price of options outstanding under our equity incentive plans as of September 30, 2007 was approximately $35.92 per share, and the weighted average remaining term of such options was approximately 8.7 years.  As of September 30, 2007, no shares of common stock were subject to issuance upon the conversion of any convertible securities or upon the exercise of outstanding warrants or other purchase rights, other than the 100,000 shares available for issuance under our 2006 Employee Stock Purchase Plan.  A total of 16,874,940 shares of our common stock were outstanding as of September 30, 2007.  The following table presents information about these plans as of September 30, 2007.

Plan Category	Number of securities to be issued upon exercise of outstanding options, restricted stock units and rights	Weighted average exercise price of outstanding options, and rights(1)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,323,119	$35.92	188,300	(2)(3)
Equity compensation plans not approved by security holders	—	—	—
Total	1,323,119	$35.92	188,300

(1)          Excludes 36,500 shares of common stock issuable in connection with restricted stock units granted to employees, for which there is no exercise price.

(2)          Available for grant under the 2000 Plan and our 2006 Employee Stock Purchase Plan.

(3)          Excluding number of securities listed in the first column to be issued upon exercise of outstanding options and rights.

As of September 30, 2006, we maintained three equity compensation plans, all of which were approved by our stockholders, under which our equity securities are authorized for issuance to our employees and/or directors:  the 2003 Employee Stock Purchase Plan, the 2000 Plan, and the 1993 Stock Plan, as amended. The following table presents information about these plans as of September 30, 2006.

Plan Category	Number of securities to be issued upon exercise of outstanding options, restricted stock units and rights	Weighted average exercise price of outstanding options, and rights(1)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,071,725	$15.61	731,333	(2)(3)
Equity compensation plans not approved by security holders	—	—	—
Total	1,071,725	$15.61	731,333

(1)          Excludes 30,000 shares of common stock issuable in connection with restricted stock units granted to employees, for which there is no exercise price.

(2)          Available for grant under the 2000 Plan and our 2003 Employee Stock Purchase Plan. As of May 31, 2007, no further shares may be issued pursuant to our 2003 Employee Stock Purchase Plan.

(3)          Excluding number of securities listed in the first column to be issued upon exercise of outstanding options and rights.

No further grants may be made under the 1993 Stock Plan. In addition, the last payment period during which shares of common stock could be purchased under the 2003 Employee Stock Purchase Plan ended on May 31, 2007, at which time the plan expired; no further shares may be issued pursuant to such plan. At our Annual Meeting of Stockholders held on February 6, 2007, our stockholders approved our 2006 Employee Stock Purchase Plan. The plan authorizes the issuance of up to 100,000 shares of our common stock to eligible employees. Under the terms of the 2006 Employee Stock Purchase Plan, which began on June 1, 2007 and expires May 31, 2012, eligible employees may purchase shares (subject to certain plan and/or income tax limitations) in ten semi-annual offerings through payroll deductions of up to an annual maximum of 10% of the employee’s total compensation, including base pay or salary and any overtime, bonuses or commissions. The first period of the plan commenced on June 1, 2007 and ends November 30, 2007. For the remainder of the plan, payment periods will consist of six-month periods commencing June 1 and ending November 30 and commencing December 1 and ending May 31. The purchase price per share is the lesser of 85% of the fair market value of the stock on the first or last day of the plan period. As of the Record Date, no shares have been issued under the 2006 Employee Stock Purchase Plan.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION FOR THE THREE-MONTH PERIOD ENDED DECEMBER 31, 2006

Executive Compensation

Compensation Discussion and Analysis

Oversight of Our Executive Compensation Program

Historically, the independent members of our Board were responsible for establishing and administering our executive compensation programs. However, in January 2006, our Board established a Compensation Committee, which is currently comprised of Messrs. Mark Skaletsky (Chair), Michael Narachi and Ron Zwanziger. The Board has determined that each of the members of the Compensation Committee is “independent” as such term is defined in the listing standards of the NASDAQ Global Market and SEC rules. In January 2006, the Board also adopted a charter for the Compensation Committee. Our current Compensation Committee charter is available on our website at www.amagpharma.com, under the heading “Investors.”  Information found on our website is not incorporated by reference into this proxy statement.

Among other duties, the Compensation Committee is charged with reviewing, refining and developing our overall compensation philosophy and submitting it to the Board for approval. The Compensation Committee is empowered to discharge certain of the responsibilities of the Board relating to compensation of our executive officers, including the following:

•       The authority to review, negotiate, authorize and approve the recruitment, hiring and compensation for any of our executive officers and any other of our officers with a title of Senior Vice President or higher;

•       The authority to review and recommend to the full Board for approval, but not approve, the compensation of our Chief Executive Officer, President and Executive Chairman and any other newly-created officer position which was not provided for in a Board-approved budget, each of which must be approved by all independent members of the Board;

•       The authority to administer and make awards under our existing stock option, stock incentive, employee stock purchase and other stock-based award plans;

•       The authority to review and make recommendations to the full Board with respect to incentive compensation plans and director compensation plans; and

•       The authority to engage independent advisors as it deems necessary or appropriate to carry out its responsibilities.

Objectives of Our Executive Compensation Program

Our key executive compensation objectives are to attract and retain the highest quality executive talent, motivate executives by aligning their short- and long-term interests with those of our stockholders, and reward short- and long-term individual and company performance.

We use the following principles to guide our decisions regarding executive compensation:

External Competitiveness

We strive to ensure that our executives’ total compensation levels are competitive with peer companies so that we can attract and retain high performing key executive talent. Given the highly competitive landscape for top talent and our relative position to compete for that talent, we recognize that it may, in some instances, be necessary to pay above market rates to attract critical talent.

To ensure that our executives’ total compensation levels are competitive, our Compensation Committee, in consultation with senior management, periodically reviews the compensation policies and practices of other companies in our peer group, which we define to include companies with the following characteristics:

•       Publicly-traded;

•       Primary operations in the biotechnology/pharmaceuticals industries;

•       Similar market capitalization;

•       Similar risk profile; and

•       Similar number of employees.

In addition to reviewing executive officers’ compensation levels against that of similarly-situated executives in the peer group, the Compensation Committee also supplements peer group data with more broad based compensation survey data from companies of similar size and industry and considers recommendations from our Chief Executive Officer regarding total compensation for those executives reporting directly to him.

Internal Parity

To the extent practicable, base salary levels and short- and long-term incentive target levels for similarly-situated executives within our company should be comparable to encourage teamwork, collaboration, and a cooperative working environment and avoid divisiveness.

Pay for Performance

Total compensation should reflect a “Pay for Performance” philosophy such that a substantial portion of executive compensation should include short- and long-term incentive awards that are tied to the achievement of the short- and long-term performance objectives of both our company and the individual.

Alignment with Stockholders’ Interests

Total compensation levels should include a component that reflects relative stockholder returns and our overall performance through the use of stock-based awards.

Simplicity and Flexibility

Our executive compensation program should be straightforward and easy to understand for both our employees and stockholders. The compensation program should also be sufficiently flexible to be able to adapt to rapid changes in the competitive environment for executives in the biotechnology and pharmaceuticals sectors.

Avoidance of Excessive Perquisites

Although we will consider certain perquisites that are common and appropriate for similarly-situated executives of public companies, as a general matter, we intend to avoid the payment of excessive, unusual, or unnecessary perquisites to executives.

Elements of Our Executive Compensation Program

Consistent with our executive compensation objectives, we have developed an executive compensation program consisting of the following elements:

•       Base Salary;

•       Short-term incentives in the form of annual cash bonus opportunities;

•       Long-term incentives in the form of stock-based awards (stock options and, in certain instances, restricted stock units); and

•       Benefits/perquisites.

To further our guiding compensation principles, the relative mix of the foregoing components of each executive’s total potential compensation should be weighted more toward short- and long-term incentive compensation. In addition, the value of variable compensation is generally weighted more heavily toward long- than short-term incentives to ensure the interests of the executives are properly aligned with those of our stockholders. In general, the proportion of total compensation at risk generally rises as an executive’s level of responsibility increases to reflect the executive’s ability to influence our overall performance.

In determining the appropriate level of each element of total executive compensation, we seek to accomplish the goals set out below.

Base salary

Base salary levels are designed to provide fixed annual cash compensation at the median or higher of that provided by our peer group to executives of similar position, responsibility, experience, qualifications, and performance to (i) allow us to recruit and retain the best qualified executives in a very tight market for talent in the biotechnology and pharmaceuticals sectors, and (ii) provide executives with reasonable predictability regarding their basic annual standard of living. Base salaries of executives are reviewed annually by the Board and Compensation Committee as part of our annual review process and in light of the executive’s individual performance and our company performance during the year and the then current competitive conditions. In addition, our Board and Compensation Committee believe that it is appropriate during most years to provide a modest upward cost of living adjustment to executive salaries if the executive’s performance warrants such adjustment and our financial condition permits.

Short-term incentives

Short-term incentives in the form of an annual cash bonus opportunity are intended to provide motivation for executives to achieve both our company’s annual operating goals and the individual’s annual performance goals. The target amount for the annual bonus opportunity is generally established at the outset of the fiscal year and is based on a percentage of the executive’s base salary that is intended to be at or above the median percentage offered to similarly-situated executives in our peer group. In addition, the Compensation Committee has the flexibility to award additional discretionary bonuses to recognize and reward outstanding individual performance in excess of measurable performance objectives.

Long-term incentives

Long-term incentives in the form of annual stock-based awards, typically stock options, are intended to align the interests of executives with those of our stockholders and to provide executives with a continuing ownership stake in our long-term success. The exact amount of an annual award is based on a Black-Scholes dollar value equal to a percentage of the executive’s base salary that is intended to be at or above the median value offered to similarly-situated executives in our peer group. Stock-based awards are generally subject to market-standard vesting to promote retention and align the executive’s long-term interests with those of our stockholders. In addition, in certain instances the Board and Compensation Committee believe it is appropriate to grant to certain executive officers options with performance-based vesting provisions to align the interests of such executives with those of our stockholders. As a general rule, option grants to executive officers will be reviewed by the Compensation Committee once per year in connection with our annual performance review process.

Benefits/Perquisites

We seek to provide an overall benefits package that is intended to be at or above the median of that offered by our peer group to ensure that we do not lose talented candidates or employees as a result of an inferior benefits package.

Executive Performance Criteria and Compensation Decisions

The Compensation Committee conducts an annual review of the base salary paid to each executive officer. Typically, our Chief Executive Officer meets with the Compensation Committee and makes initial compensation recommendations with respect to the senior executives who report to him. At the end of each fiscal year, our Chief Executive Officer shares with the Compensation Committee his evaluation of each executive including recent contribution and performance, strengths and weaknesses, and advancement potential. Based on this input, the Compensation Committee makes its own assessment and approves base salary for each executive officer, other than our Chief Executive Officer, for the succeeding fiscal year. With respect to our Chief Executive Officer’s base salary, the Compensation Committee makes a recommendation to the Board, which makes the final determination of any change in base salary for the following fiscal year.

Prior to November 2006, we did not have in place a short-term incentive or cash bonus plan. Beginning with fiscal 2007, at the beginning of each fiscal year, the Compensation Committee will review, approve and communicate, clear and measurable individual and company performance objectives against which the Compensation Committee will evaluate the performance of the executives at the end of the fiscal year. In general, annual performance goals are intended to be challenging yet attainable. The Board and the Compensation Committee have established bonus target amounts as a percentage of base salary for each of our executive officers which currently range from 35% to 50% of base salary. In addition, in the event of exceptional performance, such bonus target percentages could be increased by up to an additional 50% for any given year such that the actual bonus target range could be as high as 47.5% to 75% of base salary. The Board or Compensation Committee may establish or take into account additional subjective performance criteria in evaluating an individual executive’s performance during a given fiscal year and establishing an executive’s actual bonus amount for a given fiscal year.

In the past, the amount of long-term incentive awards in the form of stock options granted to our executive officers was largely determined subjectively by our Board based primarily on the recommendations of our Chief Executive Officer and his subjective assessment of the individual’s past and potential performance and contributions to our company. Going forward, the Board and the Compensation Committee expect to establish a target dollar value of annual long-term incentive awards for each of our executive officers, including our Chief Executive Officer, based on a percentage of base salary. The exact dollar value of the awards is expected to be determined in reference to approximately the median value received by similarly-situated executives in our peer group companies to ensure external competitiveness.

Determinations of compensation of our executive officers for the fiscal year originally scheduled to end September 30, 2007, including base salary and target bonus awards, were made at the beginning of fiscal 2007 by the Compensation Committee and, in the case of our former Executive Chairman and our current Chief Executive Officer and President, the independent members of the Board, based on the recommendations of the Compensation Committee. In recognition of the change of our fiscal year from September 30 to December 31, all fiscal 2007 bonus amounts will be determined with reference to performance during the fifteen month period from October 1, 2006 to December 31, 2007, and all bonus amounts will be pro-rated for that fifteen month period.

Our Past Compensation Decisions

Salaries of our highest paid executive officers during the fiscal year ended September 30, 2006 are listed on the Summary Compensation Table found on page 12. Salaries of individuals who served as our Executive Chairman, Chief Executive Officer, Chief Financial Officer, Senior Vice President of Commercial Operations and our Senior Vice President during the three-month period ended December 31, 2006 are listed on the Summary Compensation Table for the Three-Month Period Ended December 31, 2006 found on page 28. No other executive officer received more than $100,000 of compensation during the three month period ended December 31, 2006 other than those individuals listed in the Summary Compensation Table. In the past, including during the fiscal year ended September 30, 2006, the Board reviewed the salaries of our executive officers on an annual basis and used its subjective discretion to increase their salaries. The Board historically adjusted the base cash compensation of each of the executive officers by the same percentage amount annually, typically in the range of three to four percent of base salary, as a cost-of living adjustment. The amount of the annual increases reflected the Board’s subjective assessment of the salary level necessary for us to remain at the approximate median in compensation levels when compared to other biopharmaceutical companies of comparable size and geographical location, and the Board’s subjective judgment as to company and individual performance.

For the fiscal year ended September 30, 2006, the Board and the Compensation Committee determined our performance primarily by reference to the relative progress made by us toward completion of the Phase III development program for ferumoxytol as an intravenous iron replacement therapeutic for chronic kidney disease patients in the U.S, our successful completion of a significant third-party financing, a substantial increase in our stock price throughout the course of the fiscal year, and our successful recruitment of certain key personnel. In the case of Dr. Pereira, the Board and the Compensation Committee evaluated his performance based on specific performance goals established between him and our former Chief Executive Officer, Mr. Goldstein, pursuant to the terms of Dr. Pereira’s then effective employment agreement with us.

During November 2006, Watson Wyatt, a compensation consulting firm, was retained to present a report to our Board, Compensation Committee and senior management analyzing our company-wide and executive compensation levels, practices and policies in relation to our peer companies and then current market practices. As part of its analysis, Watson Wyatt evaluated the compensation practices of thirteen peer companies identified in consultation with senior management and the Compensation Committee, which were determined primarily on the basis of industry and market capitalization. The thirteen peer companies considered by Watson Wyatt in November 2006 included:  Acusphere, Alnylam Pharmaceuticals, Altus Pharmaceuticals, AtheroGenics, Cypress Bioscience, Geron, Keryx Biopharmaceuticals, Maxygen, Momenta Pharmaceuticals, Nastech Pharmaceuticals, NxStage Medical, Onyx Pharmaceuticals, and Peregrine Pharmaceuticals. The Watson Wyatt assessment examined base salary, total cash compensation and long-term incentive opportunities offered by us to individual executive officers, as well as the executive officers as a whole, in relation to peer and market practices.

Watson Wyatt’s report included certain recommendations with respect to base salary levels, the structure and level of our short- and long-term incentive programs, and overall compensation structure and philosophy. Based in part on the recommendations contained in Watson Wyatt’s report and the recommendation of the Compensation Committee, the Board (i) approved certain adjustments to the base salary levels of certain executive officers whose then current salaries were well below the median of similarly-situated executives in our peer group, (ii) approved retroactive company-wide bonus payments for the fiscal year ended September 30, 2006, (iii) established a company-wide short-term incentive program in the form of a cash bonus plan beginning with the fiscal year ending September 30, 2007, and (iv) established the framework for a long-term equity incentive program. Specifically, the Board, based on the recommendation of the Compensation Committee, approved the following:

•       An increase in the annual base salary of Joseph L. Farmer, our General Counsel and Vice President of Legal Affairs, from $178,000 to $225,000, effective January 1, 2007;

•       An increase in the annual base salary of Michael N. Avallone, our then Chief Financial Officer and Vice President of Finance, from $133,000 to $160,000, effective January 1, 2007;

•       An increase in the annual base salary of Jerome Goldstein, our then Executive Chairman, from $345,560 to  $359,382, effective January 1, 2007;

•       An increase in the annual base salary of Brian J.G. Pereira, our President and Chief Executive Officer from $400,000 to $416,000, effective January 1, 2007;

•       Performance bonuses for Mr. Goldstein and Dr. Pereira in the amount of $100,000 each, Mr. Farmer in the amount of $20,559, and Mr. Avallone in the amount of $15,362; and

•       The establishment of a company-wide short-term incentive plan in the form of bonus targets as a percentage of base salary, ranging from up to 35% to 50% of base salary for our executive officers.

In addition, in November 2006, for the first time in our history, the Compensation Committee recommended, and our Board approved, the payment of cash performance bonuses to all employees, including our executive officers, retroactively for the fiscal year ended September 30, 2006. Following the conclusion of the fiscal year, the Board and the Compensation Committee concluded that a bonus payment to all employees, including our executive officers, was justified given our performance in achieving our corporate goals for the fiscal year ended September 30, 2006. In making its decision, the Board and the Compensation Committee considered the significant progress made by us toward completion of the Phase III development program for ferumoxytol as an intravenous iron replacement therapeutic for chronic kidney disease patients in the U.S, our successful completion of a significant third-party financing, a substantial increase in our stock price throughout the course of the fiscal year, and our successful recruitment of certain key personnel. The actual amounts of the bonuses paid to each of the executive officers, other than Dr. Pereira and Mr. Goldstein, were based on a fraction equal to approximately one-third of the recommended bonus targets set forth in Watson Wyatt’s report. The Board made a subjective determination that approximately one-third of the recommended target bonus was appropriate given that there were no formal bonus program and no formal performance goals established for the executives prior to or during the fiscal year ended September 30, 2006.

The bonus paid to Dr. Pereira for the fiscal year ended September 30, 2006 was based on the achievement of specific performance goals established by him and our former Chief Executive Officer pursuant to the terms of Dr. Pereira’s then effective employment agreement, the terms of which he negotiated at arms-length with the Board when he agreed to join us. The Board awarded Dr. Pereira a $100,000 bonus based on the successful achievement of such goals, as well as exceptional company and individual performance throughout the fiscal year. The Board also awarded Mr. Goldstein a $100,000 bonus for the fiscal year ended September 30, 2006 even though there was no specific incentive plan in place for Mr. Goldstein for that fiscal year. The Board based this award on exceptional company and individual performance throughout the year. In approving Mr. Goldstein’s bonus award, the Board and Compensation Committee also considered the fact that Mr. Goldstein had never been granted a performance bonus in the past and that he had not been granted any stock-based awards since fiscal 2003.

In addition, in order to align the interests of executives with our stockholders and motivate them to work for our long-term growth, we have historically awarded stock options and, beginning in fiscal 2006, restricted stock units, to our employees. Executives, other than the Chief Executive Officer, have historically been considered periodically throughout the year for stock-based grants, and it was our practice that equity compensation in the form of stock options should constitute a significantly larger portion of total compensation than cash compensation. Options were generally granted at fair market value and generally became exercisable ratably over a four-year period. The actual number of stock options granted to executives was not determined pursuant to a formula, but rather was determined subjectively by the Board and the Compensation Committee in their discretion, based largely on the recommendation of our Chief Executive Officer and his evaluation of each executive’s past and potential performance and contributions to our company.

Based on the foregoing, the Board and the Compensation Committee determined to grant the named executive officers the compensation disclosed in the Summary Compensation Tables found on page 12 for the fiscal year ended September 30, 2006 and on page 28 for the three-month period ended December 31, 2006. During the fiscal year ended September 30, 2006, the Board and the Compensation Committee, determined to grant our named executive officers the number of options and restricted stock units disclosed in the Option/SAR Grants in Last Fiscal Year table found on page 13. In addition, during the three-month period ended December 31, 2006, the Board and the Compensation Committee, determined to grant our named executive officers the bonus amounts and number of options and restricted stock units disclosed in the Grants of Plan-Based Awards table found on page 29.

Chief Executive Officer Compensation

Jerome Goldstein

In recent years, including the fiscal year ended September 30, 2006, the compensation of our then Chief Executive Officer, Jerome Goldstein, was comprised entirely of cash compensation in the form of a base salary. Mr. Goldstein was not eligible for any short-term incentive compensation in the form of a bonus or any long-term equity incentives in the form of stock options because we did not have any such plans in place prior to November 2006. Mr. Goldstein’s base salary was typically adjusted upward annually by the independent members of the Board in their discretion by a percentage within the range of percentage increases for all of our employees, usually three to four percent. In exercising their discretion, the independent members of the Board made subjective determinations, taking into consideration, among other things, our progress in achieving our corporate goals and the compensation packages of chief executives of comparable companies of similar size and geographic location in the biopharmaceutical industry, with the intent of setting Mr. Goldstein’s salary at what such members of the Board subjectively intended to be similar to the median base salary of such chief executive officers.

For the fiscal year ended September 30, 2006, the Compensation Committee recommended, and our Board approved, the payment of a cash bonus to Mr. Goldstein for the first time in our history. Although neither the Board nor the Compensation Committee had established a structured short-term incentive compensation program for the Chief Executive Officer prior to or during the fiscal year, following the conclusion of the fiscal year, the Board and the Compensation Committee concluded that a bonus payment to Mr. Goldstein was justified given our company performance and his individual contribution in achieving our corporate goals for the fiscal year ended September 30, 2006. These goals included: significant progress being made toward completion of the Phase III development program for ferumoxytol as an intravenous iron replacement therapeutic for chronic kidney disease patients in the U.S, our successful completion of a significant third party financing, a substantial increase in our stock price throughout the course of the fiscal year, and our successful recruitment of certain key personnel. The Board and Compensation Committee also considered the fact that Mr. Goldstein had never been granted a performance bonus in the past and that he had not been granted any stock-based awards since fiscal 2003.

On November 7, 2006, Mr. Goldstein retired as Chief Executive Officer and assumed the role of Executive Chairman. At that time, the Board approved a four percent cost-of-living increase to Mr. Goldstein’s annual base salary to $359,382 for fiscal 2007 based on its evaluation of Mr. Goldstein’s performance during fiscal 2006 as described above. At that time, Mr. Goldstein was also granted options to purchase 50,000 shares of common stock at an exercise price of $41.16, the fair market value of a share of our common stock on the date of grant. Such options had a ten-year term and were to have vested in four equal annual installments beginning on the first anniversary of the date of grant. In awarding the foregoing option, the Board considered Mr. Goldstein’s performance during fiscal 2006 as described above and made a subjective determination that this grant was appropriate in light of the fact that Mr. Goldstein had not been granted any stock-based awards since fiscal 2003. Effective February 6, 2007, the Board voted to reduce Mr. Goldstein’s base salary by 25% in light of the decrease in his responsibilities and time commitment to our company. On May 1, 2007, Mr. Goldstein retired as an officer and director of our company. In connection with his retirement, Mr. Goldstein entered into a separation agreement with us whereby he received $85,000 in cash plus accrued salary and vacation through May 1, 2007. In addition, effective May 1, 2007, Mr. Goldstein’s November 7, 2006 option to purchase 50,000 shares was accelerated to become vested and immediately exercisable with respect to 25,000 shares, and the remainder of such option was terminated. The option agreement with respect to the November 7, 2006 grant was amended to make the vested portion of that option grant exercisable until December 31, 2007. The Board believed that the foregoing separation compensation was justified given Mr. Goldstein’s contributions to the founding and success of our company over the prior twenty-five years.

Brian J.G. Pereira

As of November 7, 2006, Dr. Pereira assumed the role of our President and Chief Executive Officer. On that date, the Board approved a four percent cost-of-living increase to Dr. Pereira’s annual base salary to $416,000 for fiscal 2007 based on its evaluation of Dr. Pereira’s performance during fiscal 2006 as described above. At that time, Dr. Pereira was also granted options to purchase 50,000 shares of common stock at an exercise price of $41.16, the fair market value of a share of our common stock on the date of grant. Such options have a ten-year term and vest in four equal annual installments beginning on the first anniversary of the date of grant. In awarding the foregoing option, the Board considered Dr. Pereira’s exceptional performance during fiscal 2006 as described above, as well as his increased responsibilities as our chief executive, and made a subjective determination that this grant was appropriate in light of such past performance and future responsibilities. On November 7, 2006, the Board also voted to grant Dr. Pereira a $100,000 performance bonus based on his achievement of specific performance goals established by our then Chief Executive Officer during the course of calendar 2006, pursuant to Dr. Pereira’s then existing employment agreement with us. In addition, the Board established Dr. Pereira’s fiscal 2007 bonus target to be up to seventy-five percent of his annual base salary, which would be earned based on Dr. Pereira’s achievement of certain defined performance goals established by the Board and Compensation Committee for fiscal 2007. The specific terms of Dr. Pereira’s performance goals are not being disclosed because they involve confidential commercial and business information, the disclosure of which would cause competitive harm to us. However, at the time of grant, the Board believed the performance goals were challenging but attainable. At the time of his appointment as Chief Executive Officer, there were no other changes to Dr. Pereira’s then existing employment agreement or his other compensation arrangements with us.

On February 6, 2007, our Board approved, based on the recommendation of the Compensation Committee, the following:

•       A $100,000 bonus opportunity for Dr. Pereira if he achieves certain performance goals established by the Board on or prior to December 31, 2007. This bonus opportunity is in addition to the previously determined annual bonus opportunity of up to 75% of Dr. Pereira’s base salary if he achieves certain other performance goals established by the Board during the fiscal year ending December 31, 2007. The specific terms of Dr. Pereira’s performance goals are not being disclosed because they involve confidential commercial and business information, the disclosure of which would cause competitive harm to us. However, at the time of grant the Board believed the performance goals were challenging but attainable.

•       The grant to Dr. Pereira of an option to purchase 100,000 shares of our common stock pursuant to the 2000 Plan at an exercise price of $62.78, which was the fair market value of a share of our common stock on the date of grant. The foregoing option will vest if, and only if, Dr. Pereira achieves certain performance goals established by the Board on or prior to December 31, 2008. The specific terms of Dr. Pereira’s performance goals are not being disclosed because they involve confidential commercial and business information, the disclosure of which would cause competitive harm to us. However, at the time of grant the Board believed the performance goals were challenging but attainable.

The Board and the Compensation Committee believed that the foregoing bonus opportunity and option award were justified to provide Dr. Pereira with additional incentives to achieve our significant shorter-term company goals at an important time in our company’s history and in a manner consistent with the Board and Compensation Committee’s “Pay for Performance” philosophy.

Other Named Executive Officers

Timothy G. Healey

Mr.  Healey was hired by us on December 1, 2006. In connection with his hiring, Mr. Healey entered into an employment agreement, the terms of which he negotiated at arms-length with us. The terms of Mr. Healey’s employment agreement are described in detail in the section entitled “Employment Agreements” below. The base salary, cash bonus potential and equity incentives included in Mr. Healey’s compensation package were approved by our Board based upon the recommendations made by the Compensation Committee and Dr. Pereira, Mr. Healey’s relevant experience, and the Compensation Committee and Board members’ individual experience with other companies. The Compensation Committee and the Board determined that the relative mix of cash and equity compensation was appropriate and consistent with our overall compensation philosophy.

Louis Brenner, MD

Dr. Brenner was hired on September 7, 2006. In connection with his hiring, Dr. Brenner entered into an employment agreement, the terms of which he negotiated at arms-length with us. The terms of Dr. Brenner’s employment agreement are described in detail in the section entitled “Employment Agreements” below. The base salary, cash bonus potential and equity incentives included in Dr. Brenner’s compensation package were approved by our Board based upon the recommendations made by the Compensation Committee and Dr. Pereira, Dr. Brenner’s relevant experience and the Compensation Committee and Board members’ individual experience with other companies. The Compensation Committee and the Board determined that the relative mix of cash and equity compensation was appropriate and consistent with our overall compensation philosophy.

Regulatory Requirements

Tax Deductibility of Executive Compensation

Section 162(m) of the Code prohibits us from deducting compensation paid in any year to certain executives in excess of $1 million but does not subject performance-based compensation to this limit. While the Board intends to design certain components of executive compensation to preserve deductibility under Section 162(m) of the Code, it believes that stockholder interests are best served by not restricting the Board’s or the Compensation Committee’s discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Board and the Compensation Committee have from time to time approved, and the Board or the Compensation Committee may in the future approve, compensation arrangements for certain officers, including the grant of stock options, that may not be fully deductible for federal corporate income tax purposes.

Other Regulations Affecting Executive Compensation

We generally intend to structure post-termination compensation to our executive officers to minimize the effect of additional taxes imposed by Section 409A of the Code.

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis portion of this proxy statement and discussed such section with management. Based on its review and discussions and its ongoing involvement with executive compensation matters, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis portion of this proxy statement be included in this proxy statement. This report is provided by the following independent directors, who comprise the Compensation Committee:

Mark Skaletsky, Chair
Michael Narachi
Ron Zwanziger

Summary Compensation Table for the Three-Month Period Ended December 31, 2006

The following table sets forth the annual and long-term compensation of each of our named executive officers for the three-month period ended December 31, 2006:

Name and Principal Position	Period	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compen- sation ($)(4)	Total($)
Jerome Goldstein(5)	10/01/06-12/31/06	86,500	—	—	56,898	—	6,003	149,401
Former Chief Executive
Officer
Brian J.G. Pereira, MD(6)	10/01/06-12/31/06	100,000	—	24,975	238,684	77,000	10,926	451,585
Chief Executive Officer
and President
Michael N. Avallone(7)	10/01/06-12/31/06	33,250	—	—	15,561	14,000	—	62,811
Former Chief Financial
Officer and Vice President
of Finance
Timothy G. Healey(8)	12/1/06-12/31/06	21,404	—	3,734	42,953	26,500	25,000	119,591
Senior Vice President of
Commercial Operations
Louis Brenner, MD(9)	10/01/06-12/31/06	62,500	—	—	73,878	25,000	—	161,378
Senior Vice President

(1)           Stock awards consist of restricted stock units. The amounts shown do not reflect compensation actually received by the named executive officers but represent expense recognized in accordance with Statement of Financial Accounting Standards No. 123R, “Share-Based Payment,” or SFAS 123R. Assumptions used to calculate the expense amounts shown above are set forth in Note G to our unaudited financial statements included on the Transition Report on Form 10-Q we filed with the SEC for the period ended December 31, 2006.

(2)           Amounts shown do not reflect compensation actually received by the named executive officers but represent expense recognized in accordance with SFAS 123R, disregarding adjustments for forfeiture assumptions. There were no actual forfeitures of stock options by any named executive officer during the three-month period ended December 31, 2006 and all other assumptions used to calculate the expense amounts shown above are set forth in Note G to our unaudited financial statements included on the Transition Report on Form 10-Q for the period ended December 31, 2006.

(3)           Amounts shown do not reflect compensation actually received by the named executive officers but represent amounts earned in the three-month period ended December 31, 2006 under our fiscal 2007 short-term incentive program. Amounts are based on the target bonus each named executive officer could receive relative to the three-month period ended December 31, 2006. Actual amounts could differ based on the Board’s assessment of each executives performance and achievement of their individual and company goals established by the Board at the outset of fiscal 2007. All amounts earned will be paid subsequent to the calendar 2007 year end.

(4)           All other compensation includes company 401(k) matching contributions for the applicable named executive officers. For Dr. Pereira, all other compensation also consists of a portion of the annual premium paid by us for a ten-year term life insurance policy in the face amount of $2 million for the benefit of persons designated by Dr. Pereira. Dr. Pereira’s other compensation also includes a $1,200 monthly automobile allowance paid by us in cash per the terms of Dr. Pereira’s November 2005 Employment Agreement. For Mr. Healey, all other compensation consists of a $25,000 sign-on bonus negotiated between us and Mr. Healey prior to his joining us as Senior Vice President of Commercial Operations.

(5)           Mr. Goldstein, the founder of our company, retired as Chief Executive Officer and became Executive Chairman of the Board on November 7, 2006. On May 1, 2007, Mr. Goldstein retired as an officer and director of our company.

(6)           Dr. Pereira joined us as President in November 2005. He was appointed Chief Executive Officer on November 7, 2006.

(7)           Mr. Avallone joined us in July 2004. He resigned as Chief Financial Officer and Vice President of Finance effective March 21, 2007.

(8)           Mr. Healey joined us in December 2006 as our Senior Vice President of Commercial Operations.

(9)           Dr. Brenner joined us in September 2006 as our Senior Vice President.

Grants of Plan-Based Awards for the Three-Month Period Ended December 31, 2006

The following table sets forth grants of plan-based awards to each of our named executive officers for the three-month period ended December 31, 2006, all of which grants were made pursuant to our 2000 Plan:

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Grant Type	Thres- hold($)	Target ($)(1)	Maximum ($)(1)	Units (#)(2)	Options (#)(3)	Awards ($)(4)	Awards ($)(5)
Jerome Goldstein(6)	11/7/2006	Stock Option	—	—	—	—	50,000	41.16	1,340,716
Brian J.G. Pereira, MD	11/7/2006	Stock Option	—	—	—	—	50,000	41.16	1,340,716
	N/A	Incentive Plan	—	215,500	323,250	—	—	—	—
	N/A	Performance Bonus	—	100,000	100,000	—	—	—	—
Michael N. Avallone	N/A	Incentive Plan	—	56,000	84,000	—	—	—	—
Timothy G. Healey	12/1/2006	Restricted Stock Unit	—	—	—	3,000	—	—	177,300
	12/1/2006	Stock Option	—	—	—	—	50,000	59.10	1,925,382
	N/A	Incentive Plan	—	106,000	159,000	—	—	—	—
Louis Brenner, MD	N/A	Incentive Plan	—	100,000	150,000	—	—	—	—

(1)             The amounts reported in these columns include the targeted and maximum cash incentive compensation award potential for each named executive officer, as discussed in more detail in the Compensation Discussion and Analysis section beginning on page 18.

(2)             Amounts shown are the number of shares underlying the restricted stock units granted to the named executive officers in the three-month period ended December 31, 2006. The restricted stock units vest equally over four years beginning on the first anniversary of the grant date.

(3)             Amounts shown are the number of shares underlying the options granted to the named executive officers in the three-month period ended December 31, 2006. The options vest equally over four years beginning on the first anniversary of the grant date. All options will expire ten years from the date of grant.

(4)             The exercise price of the option awards is based on the fair market value of a share of our common stock on the date of grant.

(5)             Amounts shown represent the aggregate fair value of stock awards and stock options as of the date of grant calculated in accordance with SFAS 123R. Assumptions used to calculate the grant date fair value amounts for stock option awards are set forth in Note G to our unaudited financial statements included on the Transition Report on Form 10-Q we filed with the SEC for the period ended December 31, 2006. However, the fair value shown above may not be indicative of the value realized on the date the options are exercised due to variability in the share price of our common stock. The grant date fair value of Mr. Healey’s restricted stock units is based on the fair market value of a share of our common stock on the date of grant.

(6)             On May 1, 2007, Mr. Goldstein retired as an officer and director of our company. In connection with his retirement, effective May 1, 2007, Mr. Goldstein’s November 7, 2006 option to purchase 50,000 shares was accelerated to become vested and immediately exercisable with respect to 25,000 shares and the remainder of such option was terminated. The option agreement with respect to the November 7, 2006 grant was amended to make the vested portion of that option grant exercisable until December 31, 2007.

Outstanding Equity Awards at December 31, 2006

The following table sets forth outstanding equity awards made to each of our named executive officers as of December 31, 2006:

		Option Awards (1)						Stock Awards
		Number of Securities Underlying Unexercised Options (#)		Number of Securities Underlying Unexercised Options (#)		Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have	Market Value of Shares or Units of Stock That Have Not
Name	Grant Date	Exercisable		Unexercisable		($)(1)	Date	Not Vested (#)	Vested ($)(2)
Jerome Goldstein	11/7/2006	—		50,000	(3)	41.16	11/7/2016	—	—
Brian J.G. Pereira, MD	7/26/2004	9,000	(4)	6,000	(4)	13.45	7/26/2014	—	—
	11/2/2004	8,000	(4)	—		13.55	11/2/2014	—	—
	7/12/2005	60,000	(5)	—		10.80	7/12/2015	—	—
	11/1/2005	8,000	(4)	—		8.98	11/1/2015	—	—
	11/16/2005	150,000	(6)	100,000	(6)	9.10	11/16/2015	—	—
	2/7/2006	33,333	(7)	66,667	(7)	19.98	2/7/2016	20,000 (8)	1,194,400
	11/7/2006	—		50,000	(9)	41.16	11/7/2016	—	—
Michael N. Avallone(10)	7/12/2004	2,000		4,000		14.70	7/12/2014	—	—
	2/1/2005	—		3,000		16.80	2/1/2015	—	—
	11/15/2005	1,250		3,750		9.11	11/15/2015	—	—
	7/26/2006	—		4,000		33.19	7/26/2016	—	—
								—	—
Timothy G. Healey(11)	12/1/2006	—		50,000		59.10	12/1/2016	3,000	179,160
Louis Brenner, MD(12)	9/7/2006	—		48,000		35.29	9/7/2016	—	—

             (1)  The exercise price for all stock option grants is the fair market value of a share of our common stock on the date of grant. All option awards have a ten-year term and were granted under our 2000 Plan.

             (2)  The value of an unvested unit of stock is calculated by using the closing price of our common stock of $59.72 as reported on the NASDAQ Global Market on December 29, 2006, the last trading day of the three-month period ended December 31, 2006.

             (3)  On May 1, 2007, Mr. Goldstein retired as an officer and director of our company. In connection with his retirement, effective May 1, 2007, Mr. Goldstein’s November 7, 2006 option to purchase 50,000 shares was accelerated to become vested and immediately exercisable with respect to 25,000 shares and the remainder of such option was terminated. The option agreement with respect to the November 7, 2006 grant was amended to make the vested portion of that option grant exercisable until December 31, 2007.

             (4)  The stock options granted to Dr. Pereira on July 26, 2004, November 2, 2004 and November 1, 2005 were granted in his capacity as an independent member of our Board prior to his joining us as an officer. The July 26, 2004 grant vested immediately with respect to 3,000 of the 15,000 options, and the remaining 12,000 vest equally over four years beginning on the first anniversary of the grant date. The November 2, 2004 and November 1, 2005 grants both vested in full immediately on the date of grant.

             (5)  In July 2005, Dr. Pereira received a grant of options to purchase 60,000 shares of our common stock in connection with a consulting agreement entered into between us and Dr. Pereira prior to Dr. Pereira’s employment with us. The options were exercisable with respect to 5,000 shares immediately, and 5,000 additional shares vested at the beginning of each calendar month thereafter.

             (6)  Under the terms of Dr. Pereira’s 2005 employment agreement, Dr. Pereira was granted an option to purchase 250,000 shares of our common stock. The options were immediately exercisable with respect to 100,000 shares on the date of grant, and vest with respect to an additional 50,000 shares on each of the first, second and third anniversaries of the grant date.

             (7)  Under the terms of Dr. Pereira’s 2005 employment agreement, Dr. Pereira was granted an option to purchase 100,000 shares of our common stock. These options vest in equal annual installments over three years beginning on the first anniversary of the grant date.

             (8)  On February 7, 2006, Dr. Pereira was granted 20,000 restricted stock units pursuant to our 2000 Plan, whereby Dr. Pereira was granted the right to receive up to 20,000 shares of our common stock. These restricted stock units vest in equal annual installments over four years beginning on the first anniversary of the grant date.

             (9)  On November 7, 2006, Dr. Pereira assumed the role of President and Chief Executive Officer of our company and as a result was granted options to purchase 50,000 shares of our common stock. These options vest in four equal annual installments beginning on the first anniversary of the date of grant.

        (10)  Mr. Avallone resigned as our Chief Financial Officer and Vice President of Finance effective March 21, 2007. Subsequent to December 31, 2006 and prior to his resignation, Mr. Avallone exercised 4,250 of the above options, and the remaining 13,750 options were terminated upon his resignation.

        (11)  Mr. Healey joined us in December 2006. Under the terms of his December 2006 employment agreement, Mr. Healey was granted an option to purchase 50,000 shares of our common stock. These options vest in four equal annual installments beginning on the first anniversary of the date of grant. In addition, Mr. Healey was granted 3,000 restricted stock units, whereby Mr. Healey was granted the right to receive up to 3,000 shares of common stock. These restricted stock units vest in four equal annual installments beginning on the first anniversary of the date of grant.

        (12)  Dr. Brenner joined us in September 2006. Under the terms of his September 2006 employment agreement, Dr. Brenner was granted an option to purchase 48,000 shares of our common stock. These options vest in four equal annual installments beginning on the first anniversary of the date of grant.

Option Exercises and Stock Vested for the Three-Month Period Ended December 31, 2006

The following table sets forth option exercises and stock vested for each of our named executive officers for the three-month period ended December 31, 2006:

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Jerome Goldstein	6,250	371,244
Brian J.G. Pereira, MD	—	—
Michael N. Avallone	—	—
Timothy G. Healey	—	—
Louis Brenner, MD	—	—

Change of Control and Severance Compensation

Our change of control and severance compensation arrangements are designed to meet the following objectives:

Change of control

It is our philosophy that appropriate provision should be made for our executive officers both upon the occurrence of a change of control and in the event their employment is terminated within one year following a change of control. We believe that providing a component of severance compensation if an executive officer is terminated as a result of a change of control promotes the ability of our executives to act in the best interests of our stockholders even where a transformative transaction may result in termination of the executive’s employment. We also believe that these mutually-agreed to severance arrangements are appropriate because they are necessary to recruit, retain and motivate key executive talent.

Termination Without Cause

It is our philosophy that appropriate provision should be made for our executive officers in the event of a termination of their employment with us without cause or if they resign for good reason. We believe that providing such severance compensation encourages our executives to exercise independent business judgment in what they believe to be in our best interests and those of our stockholders without concern of being terminated without appropriate compensation. We also believe that these mutually-agreed to severance arrangements are appropriate because they are necessary to recruit, retain and motivate key executive talent.

We have entered into employment agreements with certain of our named executive officers, including our current and former Chief Executive Officers, which are described in more detail below in the section entitled “Employment Agreements” and provide for the following severance and change of control compensation arrangements:

Jerome Goldstein

Mr.  Goldstein’s February 2006 employment agreement provided for one year of severance pay in the event his employment terminated for any reason within one year following a change of control.

On May 1, 2007, Mr. Goldstein retired as an officer and director of our company. In connection with his retirement, Mr. Goldstein entered into a separation agreement with us whereby he received $85,000 in cash plus accrued salary and vacation through May 1, 2007. In addition, effective May 1, 2007, Mr. Goldstein’s November 7, 2006 option to purchase 50,000 shares was accelerated to become vested and immediately exercisable with respect to 25,000 shares and the remainder of such option was terminated.

The option agreement with respect to the November 7, 2006 grant was amended to make the vested portion of that option grant exercisable until December 31, 2007. The Board believed that the foregoing separation compensation was justified given Mr. Goldstein’s contributions to the founding and success of our company over the prior twenty-five years.

Brian J.G. Pereira

Under the terms of the three-year employment agreement entered into between us and Dr. Pereira on November 22, 2005, Dr. Pereira was to receive one month of severance pay for each month of his employment with us, up to a maximum of twelve months, in the event we terminated his employment without cause or he resigned for good reason. The severance period was to decrease beginning on the second anniversary of his employment so that for every full month of employment during the final year of the employment agreement, the severance period was to be reduced by one month. Therefore, as of the third anniversary of the employment agreement, all severance payment obligations to Dr. Pereira would have terminated. This agreement was superseded by Dr. Pereira’s amended and restated employment agreement in July 2007 as discussed below.

Under the terms of the November 2005 employment agreement and related option agreements, in the event we were to terminate Dr. Pereira’s employment without cause or if Dr. Pereira terminated his employment for good reason, all options granted to Dr. Pereira as an employee would automatically become exercisable in full. The options would also become immediately exercisable in full upon the consummation of a change of control, as defined in Dr. Pereira’s option agreements.

On July 31, 2007, we entered into an amended and restated employment agreement with Dr. Pereira. The July 2007 agreement provides that in the event that we terminate the employment of Dr. Pereira, other than for death, disability or cause, or Dr. Pereira resigns for good reason, and he (i) has complied with all his obligations under all agreements with us, and (ii) signs a general release of claims in a form acceptable to us, then we are obligated to pay severance to Dr. Pereira in an amount equal to 24 months of base salary, paid in equal installments over the severance period in accordance with our usual payroll schedule. This provision does not apply during the one-year period following a change of control.

The July 2007 agreement also provides that upon a change of control of our company, 50% of the unvested options to purchase common stock, restricted stock units and other equity incentives granted to Dr. Pereira after the date of his amended and restated employment agreement will become immediately vested. Further, in the event that within one year from the date a change of control of our company occurs, we or our successor terminates the employment of Dr. Pereira other than for death, disability or cause, or Dr. Pereira resigns for good reason, and he (i) has complied with all his obligations under all agreements with us, and (ii) signs a general release of claims in a form acceptable to us, then we are obligated to provide Dr. Pereira with the following benefits post-termination:

•       24 months of base salary, paid in equal installments over the severance period in accordance with our usual payroll schedule;

•       two times the average bonus paid to Dr. Pereira over the preceding three years; provided that in no event will a year prior to the year ended December 31, 2007 be used in the calculation;

•       continuation of health and dental benefits until the earlier of (a) 24 months post termination and (b) health and dental coverage being provided to Dr. Pereira under another employer’s health and dental plan; and

•       the full acceleration of vesting of any then unvested outstanding stock options and restricted stock units that were granted before such change of control.

The July 2007 amended and restated employment agreement did not change the existing acceleration provisions related to options granted to Dr. Pereira prior to July 2007, which options will continue to vest in full immediately upon a change of control.

Timothy G. Healey

Under the terms of Mr. Healey’s December 2006 employment agreement, Mr. Healey was entitled to twelve months of severance pay if he was terminated without cause. In addition, Mr. Healey’s employment agreement provided that in the event of a change of control, 50% of his unvested options or other equity incentives would become immediately vested. If within a year of a change of control, Mr. Healey was terminated other than for cause, the remaining 50% of his options or other equity incentives would become immediately vested and he would be entitled to six months of severance pay.

On July 31, 2007, we entered into an amended and restated employment agreement with Mr. Healey, which replaced his December 2006 employment agreement. The July 2007 agreement provides that in the event that we terminate Mr. Healey’s employment, other than for death, disability or cause, or Mr. Healey resigns for good reason, and he (i) has complied with all his obligations under all agreements with us, and (ii) signs a general release of claims in a form acceptable to us, then we are obligated to pay severance to Mr. Healey in an amount equal to 12 months of base salary, paid in equal installments over the severance period in accordance with our usual payroll schedule. This provision does not apply during the one-year period following a change of control.

The July 2007 agreement also provides that upon a change of control of our company, 50% of the unvested options to purchase common stock, restricted stock units and other equity incentives granted to Mr. Healey will become immediately vested. Further, in the event that within one year from the date a change of control of company occurs, we or our successor terminates the employment of Mr. Healey other than for death, disability or cause, or Mr. Healey resigns for good reason, and he (i) has complied with all his obligations under all agreements with us, and (ii) signs a general release of claims in a form acceptable to us, then we are obligated to provide Mr. Healey with the following benefits post-termination:

•       12 months of base salary, paid in equal installments over the severance period in accordance with our usual payroll schedule;

•       One times the average bonus paid to Mr. Healey over the preceding three years; provided that in no event will a year prior to the year ended December 31, 2007 be used in the calculation;

•       continuation of health and dental benefits until the earlier of (a) 24 months post termination and (b) health and dental coverage being provided to Mr. Healey under another employer’s health and dental plan; and

•       the full acceleration of vesting of any then unvested outstanding stock options and restricted stock units that were granted before such change of control.

Louis Brenner

Under the terms of Dr. Brenner’s September 2006 employment agreement, Dr. Brenner was entitled to six months of severance pay if he was terminated without cause. In addition, Dr. Brenner’s employment agreement provided that in the event of a change of control, 50% of his unvested options or other equity incentives would become immediately vested. If within a year of a change of control, Dr. Brenner was terminated other than for cause, the remaining 50% of his options or other equity incentives would become immediately vested and he would be entitled to six months of severance pay.

On July 31, 2007, we entered into an amended and restated employment agreement with Dr. Brenner, which replaced his September 2006 employment agreement. The July 2007 agreement provides that in the event that we terminate Dr. Brenner’s employment, other than for death, disability or cause, or Dr. Brenner resigns for good reason, and he (i) has complied with all his obligations under all agreements with us, and (ii) signs a general release of claims in a form acceptable to us, then we are obligated to pay severance to Dr. Brenner in an amount equal to 12 months of base salary, paid in equal installments over the severance period in accordance with our usual payroll schedule. This provision does not apply during the one-year period following a change of control.

The July 2007 agreement also provides that upon a change of control of our company, 50% of the unvested options to purchase common stock, restricted stock units and other equity incentives granted to Dr. Brenner will become immediately vested. Further, in the event that within one year from the date a change of control of our company occurs, we or our successor terminates the employment of Dr. Brenner other than for death, disability or cause, or Dr. Brenner resigns for good reason, and he (i) has complied with all his obligations under all agreements with us, and (ii) signs a general release of claims in a form acceptable to us, then we are obligated to provide Dr. Brenner with the following benefits post-termination:

•       12 months of base salary, paid in equal installments over the severance period in accordance with our usual payroll schedule;

•       One times the average bonus paid to Dr. Brenner over the preceding three years; provided that in no event will a year prior to the year ended December 31, 2007 be used in the calculation;

•       continuation of health and dental benefits until the earlier of (a) 24 months post termination and (b) health and dental coverage being provided to Dr. Brenner under another employer’s health and dental plan; and

•       the full acceleration of vesting of any then unvested outstanding stock options and restricted stock units that were granted before such change of control.

Other named executive officers

On February 7, 2006, the Board adopted a policy that provides each of our executive officers that has not entered into an alternative arrangement with us six months of severance pay (based on base salary) in the event such executive officer’s employment is terminated by us (or our successor) within the first year following a change of control of our company. In addition, upon the occurrence of such change of control, 50% of any unvested options or other unvested equity incentives then held by such executive officer will vest and the remaining 50% will continue to vest in accordance with the existing vesting schedule, unless such executive officer’s employment is terminated by us (or our successor) within the first year following a change of control of our company, in which case all remaining unvested options or equity incentives will vest upon such termination. The foregoing policy applied to Mr. Avallone, our former Chief Financial Officer and Vice President of Finance, and Mr. Goldstein with respect to his options, during the fiscal year ended September 30, 2006 and the three month period ended December 31, 2006.

On July 31, 2007, we entered into amended and restated employment agreements with each of our then executive officers, including those discussed above with Dr. Pereira, Mr. Healey and Dr. Brenner, as well as with David A. Arkowitz, our Chief Financial Officer and Chief Business Officer, and Joseph L. Farmer, our General Counsel and Vice President of Legal Affairs. In addition, in connection with his appointment as an executive officer on July 31, 2007, we entered into an amended and restated employment agreement with Jerome Lewis, our Vice President of Scientific Operations. On August 6, 2007, Dr. Lee F. Allen, M.D., Ph.D. joined us as our new Chief Medical Officer and Senior Vice President of Clinical Development. In connection with his appointment, we entered into an employment agreement with Dr. Allen. All of the foregoing employment agreements contain severance and change of control provisions identical to those contained in Mr. Healey and Dr. Brenner’s July 2007 employment agreements as described in detail above.

The table below sets forth the estimated amount of payments and other benefits each named executive officer would be entitled to receive upon the occurrence of the indicated event, assuming that the event occurred on December 31, 2006. The information is provided relative to the named executive officer’s termination or change of control arrangements as of December 31, 2006. The values relating to vesting of stock options and restricted stock unit awards are based upon a per share fair market value of our common stock of $59.72, the closing price reported on the NASDAQ Global Market on December 29, 2006, the last trading day of the three-month period ended December 31, 2006. Actual payments made at any future date will vary based on various factors including, salary and bonus levels, the vesting schedules of the various stock-based awards, and the price of our common stock at the time of termination or change of control. As described in more detail above, subsequent to December 31, 2006, the employment agreements of Dr. Pereira, Mr. Healey and Dr. Brenner, as well as our other executive officers, were amended and restated to provide for different severance and change of control terms than those reflected in this table. For purposes of the payments associated with a change of control set forth in following table, we have assumed that the respective named executive officer was terminated on December 31, 2006.

Potential Payments Upon Termination or Change of Control

Name	Termination Event	Salary and Other Cash Payments ($)		Vesting of Stock Options ($)(1)		Vesting of Restricted Stock Units ($)(1)
Jerome Goldstein	Termination without cause or for any	345,560	(2)	928,000	(3)	N/A
	reason within one year of following a change of control
Brian J.G. Pereira, MD	Termination without cause or for	400,000	(4)	8,639,347	(4)	1,194,400	(5)
	good reason
Michael N. Avallone(6)	Termination for any reason within one	66,500		604,748		N/A
	year following a change of control
Timothy G. Healey(7)	Termination without cause other than	265,000		N/A		N/A
	in the context of a change of control
	Termination without cause within one	132,500		31,000		179,160
	year following a change of control
Louis Brenner, MD(8)	Termination without cause other than	125,000		N/A		N/A
	in the context of a change of control
	Termination for any reason or for good	125,000		1,172,640		N/A
	reason within one year following a change of control

(1)    All unvested stock-based awards are assumed to have accelerated as of December 29, 2006, the last trading day of the three-month period ended December 31, 2006. The amount shown in this column represents the difference between the exercise price and the fair market value of the accelerated options assuming a $59.72 fair market value of our stock, our stock price on December 29, 2006.

(2)    Under the terms of Mr. Goldstein’s February 2006 employment agreement in effect at December 31, 2006, he was entitled to one year of severance pay in the event his employment was terminated for any reason within one year following a change of control. In May 2007, Mr. Goldstein retired as an officer and director of our company. In connection with his retirement, Mr. Goldstein entered into a separation agreement with us whereby he received $85,000 plus accrued salary and vacation through May 1, 2007. In addition, effective May 1, 2007, Mr. Goldstein’s November 7, 2006 option to purchase 50,000 shares was accelerated to become vested and immediately exercisable with respect to 25,000 shares. The option agreement with respect to the November 7, 2006 grant was amended to make the vested portion of that option grant exercisable until December 31, 2007. The remainder of the grant was terminated.

(3)    Under a February 7, 2006 Board-adopted policy in effect at December 31, 2006, 50% of Mr. Goldstein’s unvested options would immediately vest upon a change of control and the remaining 50% would immediately vest if Mr. Goldstein were terminated for any reason within the first year following a change of control of our company.

(4)    Under the terms of Dr. Pereira’s November 22, 2005 employment agreement in effect at December 31, 2006, Dr. Pereira was entitled to twelve months of severance pay if he was terminated on December 31, 2006 without cause or resigned for good reason. In addition, under his November 2005 agreement and various options agreements, all of Dr. Pereira’s options would become immediately exercisable in full if Dr. Pereira’s employment was terminated without cause or he resigned for good reason. The amount reported above does not include any options received by Dr. Pereira in his capacity as an independent director on our Board or as a consultant to us, the vesting of which does not accelerate upon termination or a change of control.

(5)    Under the terms of Dr. Pereira’s February 6, 2007 restricted stock unit agreement, all 20,000 shares of common stock issuable under that agreement would become immediately vested in full upon a change of control or if he was terminated without cause or he resigned for good reason.

(6)    Under a February 7, 2006 Board-adopted company policy in effect at December 31, 2006, Mr. Avallone was entitled to six months of severance pay in the event he was terminated by us or our successor within the first year following a change of control. In addition, 50% of Mr. Avallone’s unvested options would immediately vest upon a change of control and the remaining 50% would immediately vest if Mr. Avallone were terminated for any reason within the first year following a change of control of our company. Mr. Avallone resigned as our Chief Financial Officer and Vice President of Finance effective March 21, 2007.

(7)    Under the terms of Mr. Healey’s December 2006 employment agreement in effect at December 31, 2006, Mr. Healey was entitled to twelve months of severance pay if he was terminated without cause. In addition, Mr. Healey’s employment agreement provided that in the event of a change of control, 50% of his unvested options or other equity incentives would become immediately vested. If within a year of a change of control, Mr. Healey was terminated other than for cause, the remaining 50% of his options or other equity incentives would become immediately vested and he would be entitled to six months of severance pay.

(8)    Under the terms of Dr. Brenner’s September 2006 employment agreement in effect at December 31, 2006, Dr. Brenner was entitled to six months of severance pay if he was terminated without cause. In addition, Dr. Brenner’s employment agreement provided that in the event of a change of control, 50% of his unvested options or other equity incentives would become immediately vested. If within a year of a change of control, Dr. Brenner was terminated other than for cause, the remaining 50% of his options or other equity incentives would become immediately vested and he would be entitled to six months of severance pay.

Director Compensation for the Three-Month Period Ended December 31, 2006

On November 7, 2006, our Board approved a revised plan of non-employee director compensation. Under the plan, non-employee members of the Board receive cash compensation as follows:

•       Each non-employee director, other than the Chairman of the Board as described below, receives an aggregate annual retainer fee of $30,000, payable in four equal quarterly installments;

•       The members of the Compensation Committee, other than the Chairman, are paid an additional aggregate annual retainer fee of $5,000, payable in four equal quarterly installments;

•       The Chairman of the Compensation Committee, currently Mr. Skaletsky, receives an additional aggregate annual retainer fee of $10,000, payable in four equal quarterly installments;

•       The members of the Audit Committee, other than the Chairman, are paid an aggregate annual retainer fee of $5,000, payable in four equal quarterly installments; and

•       The Chairman of the Audit Committee, currently Mr. Scoon, receives an additional aggregate annual retainer fee of $10,000, payable in four equal quarterly installments.

As part of this revised compensation plan, which was further amended on May 14 and October 2, 2007 as described in detail below, it was intended that on the first Tuesday of each November, each non-employee director, other than the Chairman, as described below, would be granted an option to purchase

$100,000 in value of shares of our common stock pursuant to our 2000 Plan, or our 2007 Plan if it is approved by our stockholders. The foregoing annual director option grants were to vest in full on the date of grant, have an exercise price equal to the fair market value of a share of our common stock as of the date of grant, and have a ten-year term. The actual number of shares granted would be determined using a Black-Scholes option pricing model identical to that used by us for purposes of preparing our financial statements. In lieu of the foregoing annual grant for the first year of service on the Board, each newly-elected non-employee director would be granted an option to purchase $250,000 in value of shares of our common stock pursuant to our 2000 Plan, or our 2007 Plan if it is approved by our stockholders, on the date such director is elected to the Board. These options would vest in four equal annual installments beginning one year from the date of grant, have an exercise price equal to the fair market value of a share of our common stock as of the date of grant, and have a ten-year term. The actual number of shares granted would be determined using a Black-Scholes option pricing model identical to that used by us for purposes of preparing our financial statements.

On May 14, 2007, the Board approved an amendment to the foregoing director compensation plan to increase the compensation payable to Mark Skaletsky, in connection with his election as Chairman of the Board. Effective May 14, 2007, Mr. Skaletsky will be paid an annual retainer of $60,000, payable in four equal quarterly installments. On May 14, the Board also amended the foregoing director compensation plan to provide that on the first Tuesday of each November, the Chairman of the Board (provided that the Chairman is a non-employee director) would be granted an option to purchase $200,000 in value of shares of common stock pursuant to our 2000 Plan, or our 2007 Plan if it is approved by our stockholders. All such options would vest in full on the date of grant, have an exercise price equal to the fair market value of a share of our common stock as of the date of grant, and have a ten-year term. The actual number of shares granted would be determined using a Black-Scholes option pricing model identical to that used by us for purposes of preparing our financial statements. The Board believed that the foregoing increases in cash and equity compensation payable to Mr. Skaletsky were justified in light of his increased responsibilities and time commitment to us in his new role as Chairman of the Board.

On October 2, 2007, the Board, based in part upon the recommendation of the Compensation Committee, approved a further amendment to the foregoing director compensation plan to provide that all option grants to directors going forward, including the contemplated annual grants, will vest in four equal annual installments beginning one year from the date of grant rather than vest in full on the date of grant. The Compensation Committee and the Board believe that this change in the vesting schedule is consistent with our overall compensation philosophy in that it aligns the long-term interests of the directors with those of our stockholders. On October 2, 2007 the Board also amended the director compensation plan to provide that director option grants will be awarded once per year, but not necessarily on the first Tuesday of November.

In accordance with the foregoing plan as then in effect, in lieu of an immediately exercisable option to purchase 10,000 shares, on November 7, 2006, each then serving non-employee director, including Sheldon Bloch, Michael D. Loberg, Mark Skaletsky, Theodore Steinman and Edward Roberts, was granted a fully-vested option to purchase 3,834 shares of common stock at an exercise price equal to $41.16. In addition, on November 7, 2006, each of Michael Narachi and Ron Zwanziger, as newly-appointed directors, were granted an option to purchase 8,801 shares of common stock at an exercise price equal to $41.16, with such option to vest in equal annual installments over a four year period. In addition, on December 1, 2006, Davey Scoon, as a newly-appointed director, was granted an option to purchase 6,128 shares of common stock at an exercise price equal to $59.10, with such option to vest in equal annual installments over a four year period.

The exercise price of all options granted to our non-employee directors under our 2000 Plan, or our 2007 Plan if approved by our stockholders, was and will be the fair market value of our common stock on the close of business on the date the option was or is to be granted (subject to adjustment for any stock dividend, stock split or other relevant change in our capitalization). Directors are also eligible for additional discretionary option and other stock-based grants under the terms of our 2000 Plan, or our 2007 Plan if approved by our stockholders.

We also reimburse all directors for travel expenses and other out-of-pocket costs incurred in connection with their attendance at board or committee meetings, and we provide indemnification agreements and director and officer insurance for all directors.

The following table summarizes the compensation paid to or earned by our non-employee directors during the three-month period ended December 31, 2006.

Name(1)	Fees Earned or Paid in Cash($)	Option Awards ($)(2)	Total($)
Mr. Sheldon Bloch(3)	11,250	99,988	111,238
Mr. Mark Skaletsky(4)	10,000	105,951	115,951
Dr. Michael Loberg(5)	10,000	99,988	109,988
Dr. Theodore Steinman(6)	7,500	105,951	113,451
Dr. Edward Roberts(7)	8,750	99,988	108,738
Mr. Michael Narachi(8)	7,500	14,041	21,541
Mr. Ron Zwanziger(9)	7,500	14,041	21,541
Mr. Davey Scoon(10)	7,500	13,020	20,520

       (1) Directors who are also or were our employees, such as Dr. Pereira and Mr. Goldstein, receive no additional compensation for their service on our Board and are not included in this table. However, Dr. Pereira received certain stock options grants, as provided in detail in the table entitled “Outstanding Equity Awards at December 31, 2006” on page 30, when he served as an independent director on our Board prior to joining us in November 2005 as an employee. The compensation expense associated with such options for the three-month period ended December 31, 2006 was $6,585, calculated in accordance with SFAS 123R, disregarding adjustments for forfeiture assumptions.

       (2) Amounts shown do not reflect compensation actually received by the listed directors but represent expense recognized in accordance with SFAS 123R, disregarding adjustments for forfeiture assumptions. Assumptions used to calculate the expense amounts shown above are set forth in Note G to our unaudited financial statements included on the Transition Report on Form 10-Q we filed with the SEC for the period ended December 31, 2006.

       (3) Mr. Bloch resigned from our Board on December 1, 2006. Mr. Bloch served as Chairman of the Audit Committee, a member of the Compensation Committee, and a member of the Nominating Committee, the latter of which was a non-paid position. On November 7, 2006, Mr. Bloch received a grant of options to purchase 3,834 shares of our common stock at an exercise price of $41.16, the fair market value of a share of our common stock on the date of grant. These options vested immediately upon grant, and the full grant date fair value of such options, as calculated under SFAS 123R for purposes of preparing our financial statements, was $99,988. As of December 31, 2006, Mr. Bloch had 1,195 options outstanding.

       (4) Mr. Skaletsky is a member of the Audit Committee, the Chairman of the Compensation Committee and a member of the Nominating Committee, the latter of which is a non-paid position. On November 7, 2006, Mr. Skaletsky received a grant of options to purchase 3,834 shares of our common stock at an exercise price of $41.16, the fair market value of a share of our common stock on the date of grant. These options vested immediately upon grant, and the full grant date fair value of such options, as calculated under SFAS 123R for purposes of preparing our financial statements, was $99,988. As of December 31, 2006, Mr. Skaletsky had 36,834 options outstanding.

       (5) Dr. Loberg is a member of the Audit Committee and a member of the Nominating Committee, the latter of which is a non-paid position. On November 7, 2006, Dr. Loberg received a grant of options to purchase 3,834 shares of our common stock at an exercise price of $41.16, the fair market value of a share of our common stock on the date of grant. These options vested immediately upon grant, and the full grant date fair value of such options, as calculated under SFAS 123R for purposes of preparing our financial statements, was $99,988. As of December 31, 2006, Dr. Loberg had 21,834 options outstanding.

       (6) Dr. Steinman resigned from our Board on December 1, 2006. Dr. Steinman was a member of the Nominating Committee, the latter of which was a non-paid position. On November 7, 2006, Dr. Steinman received a grant of options to purchase 3,834 shares of our common stock at an exercise price of $41.16, the fair market value of a share of our common stock on the date of grant. These options vested immediately upon grant, and the full grant date fair value of such options, as calculated under SFAS 123R for purposes of preparing our financial statements, was $99,988. As of December 31, 2006, Dr. Steinman had 33,834 options outstanding.

       (7) Dr. Roberts resigned from our Board on December 1, 2006. Dr. Roberts was a member of the Audit Committee and the Nominating Committee, the latter of which was a non-paid position. On November 7, 2006, Dr. Roberts received a grant of options to purchase 3,834 shares of our common stock at an exercise price of $41.16, the fair market value of a share of our common stock on the date of grant. These options vested immediately upon grant, and the full grant date fair value of such options, as calculated under SFAS 123R for purposes of preparing our financial statements, was $99,988. As of December 31, 2006, Dr. Roberts had 3,834 options outstanding.

       (8) Mr. Narachi was appointed to serve as a member of our Board on November 7, 2006. He was also appointed to serve as a member of the Compensation Committee and the Nominating Committee, the latter of which is a non-paid position. For his services as a non-employee director, Mr. Narachi received the standard compensation for a newly-elected non-employee director, as described more fully above. Accordingly, on November 7, 2006, Mr. Narachi received an option to purchase $250,000 in value, or 8,801 shares, of our common stock at an exercise price of $41.16, the fair market value of a share of our common stock on the date of grant. Such options will vest in four equal annual installments beginning on the date of grant and have a ten-year term. The actual number of shares granted was determined using a Black-Scholes option pricing model identical to that used by us for purposes of preparing our financial statements. The full grant date fair value of such options, as calculated under SFAS 123R for purposes of preparing our financial statements, was $235,993. As of December 31, 2006, Mr. Narachi had 8,801 options outstanding.

       (9) Mr. Zwanziger was appointed to serve as a member of our Board on November 7, 2006. He was also appointed to serve as a member of the Compensation Committee and the Nominating Committee, the latter of which is a non-paid position. For his services as a non-employee director, Mr. Zwanziger received the standard compensation for a newly-elected non-employee director, as described more fully above. Accordingly, on November 7, 2006, Mr. Zwanziger received an option to purchase $250,000 in value, or 8,801 shares, of our common stock at an exercise price of $41.16, the fair market value of a share of our common stock on the date of grant. Such options will vest in four equal annual installments beginning on the date of grant and have a ten-year term. The actual number of shares granted was determined using a Black-Scholes option pricing model identical to that used by us for purposes of preparing our financial statements. The full grant date fair value of such options, as calculated under SFAS 123R for purposes of preparing our financial statements, was $235,993. As of December 31, 2006, Mr. Zwanziger had 8,801 options outstanding.

(10) On December 1, 2006, Mr. Scoon was appointed to serve as a member of our Board and was elected Chairman of the Audit Committee. He was also appointed to serve a member of the Nominating Committee, which is a non-paid position. For his services as a non-employee director, Mr. Scoon received the standard compensation for a newly-elected non-employee director of our company, as described more fully above. Accordingly, on December 1, 2006, Mr. Scoon received an option to purchase $250,000 in value, or 6,128 shares, of our common stock at an exercise price of $59.10, the fair market value of a share of our common stock on the date of grant. Such options will vest in four equal annual installments beginning on the date of grant and have a ten-year term. The actual number of shares granted was determined using a Black-Scholes option pricing model identical to that used by us for purposes of preparing our financial statements. The full grant date fair value of such options, as calculated under SFAS 123R for purposes of preparing our financial statements, was $235,993. As of December 31, 2006, Mr. Scoon had 6,128 options outstanding.

Compensation Committee Interlocks and Insider Participation

During the three-month period ended December 31, 2006, Messrs. Mark Skaletsky (Chair), Michael Narachi and Ron Zwanziger served as members of our Compensation Committee. None of the members of the Compensation Committee is or has been an officer or employee of our company or had any relationship that is required to be disclosed as a transaction with a related party.

Equity Compensation Plan Information

As of September 30, 2007, we maintained three equity compensation plans, all of which were approved by our stockholders, under which our equity securities are authorized for issuance to our employees and/or directors: the 2006 Employee Stock Purchase Plan, the 2000 Plan, and the 1993 Stock Plan, as amended. As of September 30, 2007, an aggregate of 1,323,119 shares were subject to outstanding stock awards granted under our equity incentive plans, of which 1,286,619 were subject to outstanding, unexercised stock options, and 36,500 of which were subject to unvested restricted stock awards and restricted stock unit awards. As of September 30, 2007, 88,300 shares of common stock (plus any shares that might in the future be returned to the 2000 Plan as a result of the repurchase of shares or the cancellation or expiration of options) remained available for future grant under the Company's 2000 Plan. Upon approval of the 2007 Plan, no additional awards will be granted under the 2000 Plan, and the number of shares available for future grants under the 2007 Plan will consist of the sum of (i) the number of shares remaining available for issuance under the 2000 Plan as of the Effective Date, (ii) the number of shares that are issuable pursuant to Awards outstanding under the 2000 Plan as of the Effective Date and which would have otherwise reverted to the share reserve of the 2000 Plan, and (iii) an additional 2,000,000 shares (subject to the 600,000 share sub-limit for non-option awards described elsewhere in this Proxy Statement). The weighted average exercise price of options outstanding under our equity incentive plans as of September 30, 2007 was approximately $35.92 per share, and the weighted average remaining term of such options was approximately 8.7 years. As of September 30, 2007, no shares of common stock were subject to issuance upon the conversion of any convertible securities or upon the exercise of outstanding warrants or other purchase rights, other than the 100,000 shares available for issuance under our 2006 Employee Stock Purchase Plan. A total of 16,874,940 shares of our common stock were outstanding as of September 30, 2007. The following table presents information about these plans as of September 30, 2007.

Plan Category	Number of securities to be issued upon exercise of outstanding options, restricted stock units and rights	Weighted average exercise price of outstanding options, and rights(1)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,323,119	$35.92	188,300	(2)(3)
Equity compensation plans not approved by security holders	—	—	—
Total	1,323,119	$35.92	188,300

(1)          Excludes 36,500 shares of common stock issuable in connection with restricted stock units granted to employees, for which there is no exercise price.

(2)          Available for grant under the 2000 Plan and our 2006 Employee Stock Purchase Plan.

(3)          Excluding number of securities listed in the first column to be issued upon exercise of outstanding options and rights.

As of December 31, 2006, we maintained three equity compensation plans, all of which were approved by our stockholders, under which our equity securities are authorized for issuance to our employees and/or directors:  the 2003 Employee Stock Purchase Plan, the 2000 Plan, and the 1993 Stock Plan, as amended. The following table presents information about these plans as of December 31, 2006.

Plan Category	Number of securities to be issued upon exercise of outstanding options, restricted stock units and rights	Weighted average exercise price of outstanding options, and rights(1)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,240,486	$21.06	536,683	(2)(3)
Equity compensation plans not approved by security holders	—	—	—
Total	1,240,486	$21.06	536,683

(1)          Excludes 34,000 shares of common stock issuable in connection with restricted stock units granted to employees, for which there is no exercise price.

(2)          Available for grant under the 2000 Plan and our 2003 Employee Stock Purchase Plan. Effective May 31, 2007, no further shares may be issued pursuant to our 2003 Employee Stock Purchase Plan.

(3)          Excluding number of securities listed in the first column to be issued upon exercise of outstanding options and rights.

No further grants may be made under the 1993 Stock Plan. In addition, the last payment period during which shares of common stock could be purchased under the 2003 Employee Stock Purchase Plan ended on May 31, 2007, at which time the plan expired and no further shares may be issued pursuant to such plan. At our Annual Meeting of Stockholders held on February 6, 2007, our stockholders approved our 2006 Employee Stock Purchase Plan. The plan authorizes the issuance of up to 100,000 shares of our common stock to eligible employees. Under the terms of the 2006 Employee Stock Purchase Plan, which began on June 1, 2007 and expires May 31, 2012, eligible employees may purchase shares (subject to certain plan and/or income tax limitations) in ten semi-annual offerings through payroll deductions of up to an annual maximum of 10% of the employee’s total compensation, including base pay or salary and any overtime, bonuses or commissions. The first period of the plan commenced on June 1, 2007 and ends November 30, 2007. For the remainder of the plan, periods will consist of six-month periods commencing June 1 and ending November 30 and commencing December 1 and ending May 31. The purchase price per share is the lesser of 85% of the fair market value of the stock on the first or last day of the plan period. As of the Record Date, no shares have been issued under the 2006 Employee Stock Purchase Plan.

401(k) Plan

We provide a 401(k) Plan to our employees by which they may defer compensation for income tax purposes under Section 401(k) of the Internal Revenue Code. Through December 31, 2006, participants in our 401(k) plan were permitted to contribute a portion of their total annual compensation, not to exceed the specified statutory limit. The 401(k) plan permitted, but did not require, us to make contributions to the 401(k) plan on behalf of our employees. Our practice, however, was to match every dollar of an employee’s contributions up to the first 6% of an employee’s compensation with a total maximum matching contribution of $2,000 per year. Our matching contributions vested over a five year period. In December 2006, we amended our 401(k) plan, effective January 1, 2007, to provide, among other things, for a company safe harbor contribution of 3% of each employee’s base salary and bonus for the plan year

2007. All contributions to the 401(k) plan by or on behalf of employees are subject to the aggregate annual limits prescribed by the Internal Revenue Code.

Employment Agreements

Jerome Goldstein

On February 7, 2006, we entered into a three-year employment agreement with Mr. Goldstein, our then Chairman and Chief Executive Officer. Under the terms of the employment agreement, Mr. Goldstein was to receive an initial annual salary of $345,560. Mr. Goldstein’s employment agreement also provided for certain change of control benefits described in detail above under the heading “Change of Control and Severance Compensation.”

Brian J.G. Pereira

On November 22, 2005, we entered into a three-year employment agreement with Dr. Pereira to serve as our President. Under the terms of the employment agreement, we agreed to pay Dr. Pereira an annual salary of $400,000 per year, subject to adjustment at the discretion of the Board. In addition, Dr. Pereira was eligible to earn an annual bonus of up to $100,000 per year upon the achievement of certain performance goals determined by our then Chief Executive Officer, Mr. Goldstein. The employment agreement also provided Dr. Pereira with a monthly automobile allowance of $1,200. We also agreed to provide Dr. Pereira with a ten-year term life insurance policy in the face amount of $2 million for the benefit of persons designated by Dr. Pereira. We paid an annual premium for such policy of approximately $5,600 in fiscal 2006.

In accordance with the terms of his November 2005 employment agreement, the Board also granted Dr. Pereira options to purchase 250,000 shares of common stock under the terms of the 2000 Plan at an exercise price of $9.10, the fair market value of a share of our common stock on the date of grant. The options were exercisable with respect to 100,000 shares immediately upon grant, and the options become exercisable with respect to an additional 50,000 shares on each of the first, second and third anniversaries of the grant date. In addition, the Board agreed to grant Dr. Pereira an additional option to purchase 100,000 shares of common stock subject to approval of the amendment and restatement of the 2000 Plan at the 2006 annual meeting of stockholders, which option was granted on February 7, 2006 at an exercise price of $19.98, vesting in equal annual installments over three years.

On July 31, 2007, we entered into a three-year amended and restated employment agreement with Dr. Pereira to serve as our Chief Executive Officer and President. Under the terms of the agreement, we agreed to pay Dr. Pereira an annual base salary of $431,000, subject to annual adjustment at the discretion of the Board or the Compensation Committee. The $1,200 monthly automobile allowance previously provided to Dr. Pereira under his original employment agreement was eliminated. In addition, Dr. Pereira is eligible to earn an annual bonus of up to 75% of his annual base salary upon the achievement of certain performance goals determined by the Board in consultation with Dr. Pereira. Under the terms of the agreement, Dr. Pereira is also eligible to receive an additional one-time bonus of $100,000 if he achieves on or prior to December 31, 2007 certain additional performance goals established by the Board. We also agreed to continue to provide Dr. Pereira with a ten-year life insurance policy on the terms described above.

Both Dr. Pereira’s current and former employment agreements provide for certain severance and change of control benefits described in detail above under the heading “Change of Control and Severance Compensation.”

Timothy G. Healey

On December 1, 2006, we entered into a three-year employment agreement with Mr. Healey, who agreed to join us as our Senior Vice President of Commercial Operations. The terms of the employment agreement were negotiated at arm’s length between us and Mr. Healey. Under the terms of the employment agreement, Mr. Healey was to receive an initial annual salary of $265,000, subject to adjustment at the discretion of the Board or Compensation Committee, and was eligible to earn an annual bonus of up to 40% of his annual base salary upon the achievement of certain performance goals determined by our Board or Compensation Committee in consultation with our Chief Executive Officer. Mr. Healey also received a sign-on bonus of $25,000. In addition, Mr. Healey was granted an option to purchase 50,000 shares of our common stock. These options vest in four equal annual installments beginning on the first anniversary of the date of grant. Mr. Healey was also granted 3,000 restricted stock units, whereby Mr. Healey was granted the right to receive up to 3,000 shares of common stock. These restricted stock units vest in four equal annual installments beginning on the first anniversary of the date of grant.

On July 31, 2007, we entered into a three-year amended and restated employment agreement with Mr. Healey to amend certain of the severance and change of control provisions contained therein, which are described in detail above under the heading “Change of Control and Severance Compensation.”

Louis Brenner

On September 7, 2006, we entered into a three-year employment agreement with Dr. Brenner, who agreed to join us as Senior Vice President. The terms of the employment agreement were negotiated at arm’s length between us and Dr. Brenner. Under the terms of the employment agreement, Dr. Brenner was to receive an initial annual salary of $250,000, subject to adjustment at the discretion of the Board or the Compensation Committee, and was eligible to earn an annual bonus upon the achievement of certain performance goals determined by our Board or Compensation Committee in consultation with our Chief Executive Officer. In addition, Dr. Brenner was granted an option to purchase 48,000 shares of our common stock. These options vest in four equal annual installments beginning on the first anniversary of the date of grant.

On July 31, 2007, we entered into a three-year amended and restated employment agreement with Dr. Brenner to amend certain of the severance and change of control provisions contained therein, which are described in detail above under the heading “Change of Control and Severance Compensation.”  In addition, Dr. Brenner’s amended and restated agreement provides that he is eligible to earn an annual bonus of up to 40% of his base salary upon the achievement of certain performance goals determined by our Board or Compensation Committee in consultation with our Chief Executive Officer.

Other named executive officers

During the fiscal year ended September 30, 2006 and the three month period ended December 31, 2006, we were not party to any employment agreement with our named executive officers other than as described above. However, on July 31, 2007, we entered into amended and restated employment agreements with each of our then executive officers, including those discussed above with Dr. Pereira, Mr. Healey and Dr. Brenner, as well as with David A. Arkowitz, our Chief Financial Officer and Chief Business Officer, and Joseph L. Farmer, our General Counsel and Vice President of Legal Affairs. In addition, in connection with his appointment as an executive officer of our company, on July 31, 2007, we entered into an amended and restated employment agreement with Jerome Lewis, our Vice President of Scientific Operations. On August 6, 2007, Dr. Lee F. Allen, M.D., Ph.D. joined us as our new Chief Medical Officer and Senior Vice President of Clinical Development. In connection with his appointment, we entered into an employment agreement with Dr. Allen.

STOCK OWNERSHIP

The following table sets forth information regarding the beneficial ownership of our common stock by certain individuals and entities. In general, “beneficial ownership” includes those shares a person or entity has the power to vote or transfer, and stock options, restricted stock units, and similar rights that are exercisable currently or within 60 days of the Record Date. As of the Record Date, there were 16,884,940 shares of our common stock outstanding. The following table shows the amount of our common stock beneficially owned as of the Record Date by:

•       each person known by us to own beneficially more than 5% of our common stock;

•       each of our current directors;

•       each of our named executive officers listed in the Summary Compensation Tables included in this proxy statement; and

•       all of our current directors and named executive officers as a group.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Common Stock Outstanding
FMR Corp.(2) 82 Devonshire Street Boston, MA 02109	1,441,806	8.5%
Capital Research and Management Company(3) 333 South Hope Street Los Angeles, CA 90071	875,000	5.2%
Brian J.G. Pereira, MD(4)	277,166	1.6%
Jerome Goldstein(5)	68,477	*
Michael D. Loberg, Ph.D.(6)	21,834	*
Mark Skaletsky(7)	16,834	*
Louis Brenner, M.D.(8)	12,000	*
Michael Narachi(9)	2,201	*
Ron Zwanziger(10)	2,201	*
Joseph L. Farmer(11)	1,563	*
Michael N. Avallone	—	*
Timothy G. Healey	—	*
Davey S. Scoon	—	*
All directors and executive officers as a group (11 persons)(12)	402,276	2.3%

                 * Less than 1%.

       (1) Unless otherwise indicated, each stockholder referred to above has sole voting and investment power with respect to the shares listed and the address of each stockholder is: c/o AMAG Pharmaceuticals, Inc., 125 CambridgePark Drive, Cambridge, Massachusetts 02140.

       (2) Based solely upon a Schedule 13G filed with the SEC on April 10, 2007. Includes 945,624 shares beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, 97,500 shares beneficially owned by Pyramis Global Advisors, LLC, an indirect wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, 161,882 shares beneficially owned by Pyramis Global Advisors Trust Company, an indirect wholly-owned subsidiary of FMR Corp. and an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, and 236,800 shares beneficially owned by Fidelity International Limited, or FIL. Members of the family of Edward C. Johnson 3rd, Chairman of FMR

Corp. and FIL, are the predominant owners, directly or through trusts, of Series B shares of common stock of FMR Corp., representing 49% of the voting power of FMR Corp. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of the Series B shares. Accordingly, members of the Johnson family may be deemed, under the Investment Company Act of 1940, as amended, to form a controlling group with respect to FMR Corp. The shares beneficially owned by Fidelity Management & Research Company are voted according to written guidelines established by the boards of trustees of the funds advised by Fidelity Management & Research Company. Neither Edward C. Johnson 3rd nor FMR Corp. has the sole power to vote such shares. Partnerships controlled predominately by members of the family of Edward C. Johnson 3rd, or trusts for their benefit, own shares of FIL voting stock with the right to cast approximately 47% of the total votes that may be cast by all holders of FIL voting stock. FMR Corp. and FIL are of the opinion that they are not beneficial owners of the shares held by the other corporation.

       (3) Based solely upon a Schedule 13G filed with the SEC on February 12, 2007. Also includes 875,000 shares beneficially owned by SMALLCAP World Fund, an investment company registered under the Investment Company Act of 1940, which is advised by Capital Research and Management Company, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940.

       (4) Includes 255,188 shares issuable to Dr. Pereira pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

       (5) Includes 27,900 shares held by the Kaplan Goldstein Family Foundation, a charitable foundation whose trustees are Jerome Goldstein, his spouse, and his adult children, each of whom share voting and investment power and each disclaims beneficial ownership of such shares. Also includes 25,000 shares issuable to Mr. Goldstein pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

       (6) Comprised of 21,834 shares issuable to Dr. Loberg pursuant to options exercisable within 60 days of the Record Date.

       (7) Comprised of 16,834 shares issuable to Mr. Skaletsky pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

       (8) Comprised of 12,000 shares issuable to Dr. Brenner pursuant to options exercisable within 60 days of the Record Date.

       (9) Comprised of 2,201 shares issuable to Mr. Narachi pursuant to options exercisable within 60 days of the Record Date.

(10) Comprised of 2,201 shares issuable to Mr. Zwanziger pursuant to options exercisable within 60 days of the Record Date.

(11) Comprised of 1,563 shares issuable to Mr. Farmer pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(12) Includes 27,900 shares held in charitable foundations and 336,821 shares issuable pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

*   *   *   *   *   *   *   *   *

By Order of the Board of Directors

Joseph L. Farmer
Secretary

THE BOARD WELCOMES STOCKHOLDERS WHO WISH TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING, AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

AMAG PHARMACEUTICALS, INC.

2007 EQUITY INCENTIVE PLAN

1.                 General

(a)          Successor to Prior Plan. This 2007 Equity Incentive Plan (the “Plan”) was adopted by the Board of Directors (the “Board”) of AMAG Pharmaceuticals, Inc. (the “Company”) on October 2, 2007. This Plan is intended as the successor to the Company’s Amended and Restated 2000 Stock Plan (the “2000 Plan”). As of the date this Plan is adopted by the Company’s stockholders (the “Effective Date”), no additional Awards shall be granted under the 2000 Plan. Any shares remaining available for issuance under the 2000 Plan as of the Effective Date shall be included in the number of shares of Common Stock that may be issued pursuant to the Plan as provided in Section 3 hereof and shall be available for issuance pursuant to Awards granted hereunder. All outstanding Awards granted under the 2000 Plan shall remain subject to the terms of the 2000 Plan, except that the Board may elect to extend one or more of the features of this Plan to options granted under the 2000 Plan. Any shares subject to outstanding Awards granted under the 2000 Plan that expire or terminate for any reason prior to exercise shall be added to the Total Share Reserve of this Plan as provided in Section 3 and become available for issuance pursuant to Awards granted hereunder. All Awards granted subsequent to the Effective Date shall be subject to the terms of this Plan.

(b)         Purpose and Eligibility. The purpose of the Plan is to provide restricted stock units, stock, stock options, and other equity interests in the Company (each an “Award”) to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a “Participant.”  Additional definitions are contained in Section 9.

2.                 Administration

(a)          Administration by Board of Directors. The Plan will be administered by the Board. The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

(b)         Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean such Committee or the Board.

(c)          Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.                 Stock Available for Awards

(a)          Type of Security; Number of Shares. Subject to adjustment under Section 3(d), the aggregate number of shares of Common Stock of the Company (the “Common Stock”) that may be issued pursuant to the Plan shall not exceed, in the aggregate, the sum of (i) the number of shares remaining available for issuance under the 2000 Plan as of the Effective Date, (ii) the number of shares that are issuable pursuant to Awards outstanding under the 2000 Plan as of the Effective Date and, but for this provision, would have otherwise reverted to the share reserve of the 2000 Plan pursuant to the provisions thereof, and (iii) an additional 2,000,000 shares (the sum of (i), (ii) and (iii) being referred to herein as the “Total Share Reserve”). If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed the Total Share Reserve. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b)         Per-Participant Limit. Subject to adjustment in accordance with Section 3(d), no Participant may be granted Awards during any one fiscal year with respect to more than 300,000 shares of Common Stock.

(c)          Non-Option Award Limit. No more than 600,000 shares of Common Stock of the Company (subject to adjustment as provided in Section 3(d) hereof) may be awarded under the Plan in respect of Awards other than Options with an exercise price and duration established in accordance with Section 4(c) and (d) below, respectively.

(d)         Adjustment to Common Stock. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event (an “Extraordinary Capitalization Event”), (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted (or substituted Awards may be made) by the Board in a proportionate and equitable manner to the extent that such Extraordinary Capitalization Event increases or decreases the actual outstanding shares of Common Stock of the Company as of immediately prior to such Extraordinary Capitalization Event.

4.                 Stock Options

(a)          General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

(b)         Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall be granted only to employees of the Company or a Subsidiary and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option”.

(c)          Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement; provided that the exercise price shall not be less than the fair market value of the Company’s Common Stock on the date of grant. The exercise price with respect to an Incentive Stock Option granted to an employee who at the time of grant owns (directly or under the attribution rules of Section 424(d) of the Code) stock representing more than 10% of the voting power of all classes of stock of the Company or of any Subsidiary shall be at least 110% of the fair market value of the Company’s Common Stock on the date of grant.

(d)         Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided that no Option shall expire later than 10 years from its date of grant, and no Incentive Stock Option granted to an employee who owns (directly or under the attribution rules of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary shall expire later than 5 years from its date of grant.

(e)          Exercise of Options. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(e) for the number of shares for which the Option is exercised.

(f)            Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

(i)             by check payable to the order of the Company;

(ii)         except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(iii)     to the extent explicitly provided in the applicable option agreement and not otherwise prohibited by applicable law, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement); provided, that no shares of Common Stock so delivered in payment of the exercise price of any Option shall thereafter be available for re-issuance under the Plan, (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

(g)          No Repricing. Other than in connection with a change in the Company’s capitalization (as described in Section 3(d)), without stockholder approval (i) the exercise price of an Option may not be reduced, and (ii) no Option may be amended, cancelled or repurchased for the purpose of repricing, replacing or regranting such Option with an exercise price that is less than the original exercise price of such Option.

5.                 Restricted Stock

(a)          Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

(b)         Terms and Conditions. The Board shall determine the terms and conditions (or provide for no conditions) of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

6.                 Restricted Stock Units

The Board may grant Awards entitling recipients to receive shares of Common Stock (each, a “Restricted Stock Unit Award”), subject to any terms and conditions established for such Awards. The Board shall determine the terms and conditions (or provide for no conditions) of any such Restricted Stock Unit Award and such terms and conditions will be reflected in the applicable Restricted Stock Unit Award agreement.

7.                 Other Stock-Based Awards

The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards, or other stock units. Each share of Common Stock issued under the Plan in connection with any stock appreciation right, phantom stock award, or other stock unit shall reduce the Total Share Reserve on a one-for-one basis.

8.                 General Provisions Applicable to Awards

(a)          Transferability of Awards

(i)             Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, except as set forth in Section 8(a)(ii) below, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. Notwithstanding anything to the contrary contained in this Section 8(a)(i), in no event shall an Award be transferred in exchange for the receipt of any consideration.

(ii)         During the life of the Participant, an Option shall be exercisable only by him, by a conservator or guardian duly appointed for him by reason of his incapacity or by the person appointed by the Participant in a durable power of attorney acceptable to the Company’s counsel. Notwithstanding anything to the contrary in this Section 8(a), the Board may in its discretion permit a Participant who has received a Nonstatutory Stock Option to transfer the Nonstatutory Stock Option to a member of the Immediate Family (as hereinafter defined) of the Participant, to a trust solely for the benefit of the Participant and the Participant’s Immediate Family or to a partnership or limited liability company whose only partners or members are the Participant and members of the Participant’s Immediate Family.

“Immediate Family” shall mean, with respect to any Participant, the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

(b)         Documentation. Each Award under the Plan (other than a grant of stock with no restrictions) shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

(c)          Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

(d)         Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e)          Acquisition of the Company

(i)             Consequences of an Acquisition

(A)       Unless otherwise expressly provided in the applicable Option or Award, upon the occurrence of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 8(e)(i)(A), also the “Board”) shall, as to outstanding Awards (on the same basis or on different bases, as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may, upon written notice to the affected optionees, provide that one or more Options must be exercised, to the extent then exercisable or to become exercisable as a result of the Acquisition, within a specified number of days of the date of such notice, at the end of which period such Options shall terminate; or terminate one or more Options in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) of the shares subject to such Options (to the extent then exercisable or to become exercisable as a result of the Acquisition) over the exercise price thereof.

(B)        An “Acquisition” shall mean: (x) any merger or consolidation after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event; (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction); or (z) any other acquisition of the business of the Company, as determined by the Board.

(ii)         Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

(f)            Withholding. Each Participant shall pay to the Company or an employing Subsidiary, or make provisions satisfactory to the Company or an employing Subsidiary for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement) to the extent permitted by law; provided, however, that payment of withholding obligation in the form of shares shall not be made with respect to an amount in excess of the minimum required withholding; provided, further, that no shares of Common Stock so delivered in satisfaction of any such tax obligation shall thereafter be available for re-issuance under the Plan. The Company or an employing Subsidiary may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(g)          Amendment of Awards. Subject to the requirements of Section 4(g) above, the Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option; provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

(h)         Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(i)            Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change of control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

(j)             Awards to Non-United States Persons. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws. The Board shall have the right to amend the Plan, consistent with its authority to amend the Plan as set forth in Section 9(d), to obtain favorable tax treatment for such Participants, and any such amendments shall be evidenced by an Appendix to the Plan. The Board may delegate this authority to a Committee thereof.

9.                 Miscellaneous

(a)          Definitions

(i)             “Company,” for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of AMAG Pharmaceuticals, Inc., as defined in Section 424(f) of the Code (a “Subsidiary”), and any present or future parent corporation of AMAG Pharmaceuticals, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term “Subsidiary” shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

(ii)         “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(iii)     “Exchange Act” means the Exchange Act of 1934, as amended.

(b)         No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

(c)          No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

(d)         Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the stockholders of the Company. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the stockholders of the Company, but Awards previously granted may extend beyond that date.

(e)          Amendment of Plan. Subject to the requirements of Section 4(g) above, the Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that without approval of the Company’s stockholders there shall be no: (i) increase in the total number of shares covered by the Plan, except by operation of the provisions of Section 3(d), or the aggregate number of shares of Common Stock that may be issued to any single person in a period; (ii) change in the class of persons eligible to receive Awards under the Plan; or (iii) other change in the Plan that requires stockholder approval under applicable law or stock exchange rule.

(f)            Section 409A of the Internal Revenue Code. The Awards granted pursuant to the Plan are intended to avoid the potential adverse tax consequences to Participants of Section 409A of the Code, and the Board may in its sole discretion make such modifications to any Award agreement pursuant to the Plan as it deems necessary or advisable to avoid such adverse tax consequences.

(g)          Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of Delaware, without regard to any applicable conflicts of law.

(h)         Use of Proceeds. The proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

(i)            Section 16 Matters. With respect to persons subject to Section 16 of the Exchange Act (“Insiders”), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Board, or any Committee thereof, fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Board.

SPECIAL MEETING OF STOCKHOLDERS OF

AMAG PHARMACEUTICALS, INC.

November 27, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

$ Please detach along perforated line and mail in the envelope provided. $

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1.	Proposal to approve the 2007 Equity Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐	2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

To change the address on your account, please check the box at				☐
right and indicate your new address in the address space above.					Mark box at right if you plan to attend the Special Meeting. ☐
Please note that changes to the registered name(s) on the
account may not be submitted via this method.

Signature of Stockholder				Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such, if the signer is a corporation, please sign the full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

AMAG PHARMACEUTICALS, INC.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 27, 2007
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoint(s) Brian J.G. Pereira, M.D. and Mark Skalestsky, and each of them, with full power of substitution, as proxies to represent and vote as designated herein, all shares of stock of AMAG Pharmaceuticals, Inc., or the Company, which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at the executive offices of the Company, 125 CambridgePark Drive, 6th Floor, Cambridge, Massachusetts 02140, on Tuesday, November 27, 2007 at 10:00 a.m., local time, and at any adjournment thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE 2007 EQUITY INCENTIVE PLAN AND AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 2.

(Continued and to be signed on the reverse side)